EXHIBIT 99.2

Regency Centers Corporation

June 30, 2006

Supplemental Information

Investor Relations

Diane Ortolano

121 W. Forsyth Street, Suite 200

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. At June 30, 2006, Regency’s total market capitalization was $6.2 billion.

As of June 30, 2006, the Company owned 390 shopping centers and single tenant properties, including those held in joint ventures. Total gross leasable area (GLA) under management, including tenant-owned square footage was 51 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target that drive traffic into our centers. In addition, 76% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. Intimate knowledge of our customers has allowed for the streamlining and customizing of the leasing process to reduce negotiation and vacancy down time while increasing the percentage of square feet leased to better operators. This quality combination of tenants has enabled occupancy rates to be approximately 95% for the past seven years.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 152 shopping centers, including those currently in-process, representing an investment at completion of approximately $2.0 billion. At the end of the second quarter of 2006, Regency had 41 projects under development for an estimated total investment at completion of $767 million. These in-process developments are 48% funded and 77% leased and committed.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new developments and acquisitions. This program has enhanced the Company’s investment grade-rated balance sheet.

Regency has centers located in the top markets in the country and has 20 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit our web site at www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended June 30, 2006. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

June 30, 2006

Quarter Highlights

Summary Information:

Summary Financial Information

Summary Real Estate Information

Financial Information:

Consolidated Balance Sheets

Consolidated Statements of Operations (FFO format)

Reconciliation of FFO to Net Income

Consolidated Statements of Operations (GAAP basis)

Summary of Consolidated Debt

Summary of Preferred Units and Stock

Investment Activity:

Acquisitions, Dispositions and Sales

Development Information

Joint Ventures:

Unconsolidated Investments

Unconsolidated Balance Sheets

Unconsolidated Statements of Operations

Summary of Unconsolidated Debt

Real Estate Information:

Leasing Statistics

Average Base Rent by State

Portfolio Summary Report by Region

Significant Tenant Rents

Lease Expiration Schedule

Forward-Looking Information:

Earnings and Valuation Guidance

FFO per Share Guidance Reconciliation

Quarter Highlights

June 30, 2006

Operating Results

(Wholly-Owned and Regency’s pro-rata share of joint ventures)

For the six months ended June 30, 2006, same property NOI growth was 3.4%. Operating properties were 95.4% leased. Rent growth was 13.1%.

Operating Results

(Wholly-owned and 100% of joint ventures)

For the six months ended June 30, 2006, same property NOI growth was 3.2%. Operating properties were 95.5% leased. Rent growth was 12.7%

During the quarter, 1.5 million square feet of GLA was renewed or newly leased through 436 leasing transactions.

Financial Results

Funds From Operations for the quarter was $64.6 million, or $0.93 per diluted share. Net income for the quarter was $32.1 million, or $0.47 per diluted share.

Development Activity

At quarter end, Regency had 41 projects in process for an estimated net development cost of $767 million and an expected return of 9.4%.

For more information, please see page 14.

Acquisition & Disposition Activity

During the second quarter, Regency:

•	Sold two joint venture operating properties at an average cap rate of 10.2%. Regency’s share of the gross sales price was $1.9 million.

•	Sold one wholly-owned operating property at a gross sales price of $9.2 million and a cap rate of 6.1%.

•	Purchased one wholly-owned property at a cost of $63.1 million and a cap rate of 6.2%.

Subsequent to quarter-end, Regency purchased one joint venture property at a cost of $25.8 million and a cap rate of 7.1%. Regency’s share of the purchase price was $6.4 million.

For more information on these acquisitions & dispositions, please see page 11-13.

Summary Financial Information

June 30, 2006

Financial Results

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Net Income for common stockholders	$32,127,869	$40,217,153	$97,983,515	$74,902,915
Basic EPS	$0.47	$0.64	$1.44	$1.19
Diluted EPS	$0.47	$0.63	$1.43	$1.18
Diluted EPS per share growth rate	-25.4%		21.2%

Funds from Operations for common stockholders	$64,636,104	$66,051,647	$123,433,363	$123,328,475
FFO per share - Basic	$0.94	$1.03	$1.79	$1.93
FFO per share - Diluted	$0.93	$1.01	$1.78	$1.90
Diluted FFO per share growth rate	-7.9%		-6.3%

Dividends paid per share and unit	$0.595	$0.550	$1.190	$1.100
Payout ratio of Diluted FFO per share	64.0%	54.5%	66.9%	57.9%

Interest Coverage Ratios
Interest only	3.8	3.7	3.6	3.6
Capitalized interest	$5,259,493	$2,813,631	$10,404,704	$5,534,535
Fixed Charge (Regency only)	3.0	2.9	2.8	2.8
Fixed Charge (with pro rata share of joint ventures)	2.6	2.7	2.5	2.6

Capital Information

	6/30/06	YTD Change	12/31/05	12/31/04
Closing common stock price per share	$62.15	$3.20	$58.95	$55.40
Shareholder Return (assumes no reinvestment of dividends)	7.4%

Common shares and Equivalents Outstanding	69,628,578	410,095	69,218,483	64,297,343

Market equity value of Common and Convertible shares	$4,327,416	246,987	$4,080,430	3,562,073
Non-Convertible Preferred Units and shares	325,000	—	325,000	304,000
Outstanding debt (000’s)	1,579,643	(34,299)	1,613,942	1,493,090

Total market capitalization (000’s)	$6,232,059	212,688	$6,019,371	5,359,162
Debt to Total Market Capitalization	25.3%	-1.5%	26.8%	27.9%

Total real estate at cost before depreciation (000’s)	$3,844,404	$68,972	$3,775,433	$3,332,670
Total assets at cost before depreciation (000’s)	$4,072,373	$75,544	$3,996,828	$3,582,433
Debt to Total Assets before Depreciation	38.8%	-1.6%	40.4%	41.7%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	68,716,702	750,359	67,966,343	62,808,979
Exchangeable O.P. Units held by minority interests	911,876	(340,264)	1,252,140	1,488,364

Total Common Shares & Equivalents	69,628,578	410,095	69,218,483	64,297,343

Summary Real Estate Information

June 30, 2006

Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

	6/30/06	12/31/05
Gross Leasable Area (GLA)	29,823,305	31,170,562
GLA including anchor owned stores	34,009,113	34,921,594

% leased - Operating and development properties	90.9%	89.5%
% leased - Operating properties only	95.4%	95.2%

Rental rate growth - YTD (1)	13.1%	10.6%
Same property NOI growth - YTD	3.4%	3.1%

Wholly-Owned and 100% of Joint Ventures
	6/30/06	12/31/05
Gross Leasable Area (GLA)	45,866,113	46,243,139
GLA including anchor owned stores	51,015,399	50,823,337
GLA under development	3,762,562	3,669,226

Number of retail shopping centers	390	393
Number of centers under development (excluding expansions)	34	31
Number of grocery-anchored shopping centers	318	320

% leased - Operating and development properties	92.6%	91.3%
% leased - Operating properties only	95.5%	95.3%

Rental rate growth - YTD (1)	12.7%	11.5%
Same property NOI growth - YTD	3.2%	3.3%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

June 30, 2006 and December 31, 2005 and 2004

	2006	2005	2004
Assets

Real estate investments at cost:
Operating properties	$2,839,647,395	2,779,571,863	2,721,861,948
Properties in development	562,489,180	413,676,569	426,215,584

	3,402,136,575	3,193,248,432	3,148,077,532
Operating properties held for sale	17,423,671	36,567,246	4,915,797
Less: accumulated depreciation	412,762,364	380,612,771	338,609,332

	3,006,797,882	2,849,202,907	2,814,383,997
Investments in real estate partnerships	424,844,253	545,617,124	179,676,785

Net real estate investments	3,431,642,135	3,394,820,031	2,994,060,782

Cash and cash equivalents	36,593,513	42,458,314	95,319,520
Notes receivable	41,157,387	46,472,575	25,646,378
Tenant receivables, net of allowance for uncollectible accounts	58,319,611	56,877,770	60,911,287
Deferred costs, less accumulated amortization	41,396,585	41,656,834	41,002,475
Acquired lease intangible assets, net	14,352,302	10,181,568	14,172,159
Other assets	36,148,776	23,748,340	12,711,027

	$3,659,610,309	3,616,215,432	3,243,823,628

Liabilities and Stockholders’ Equity
Notes payable	$1,476,642,887	1,451,941,831	1,293,089,505
Unsecured line of credit	103,000,000	162,000,000	200,000,000

Total notes payable	1,579,642,887	1,613,941,831	1,493,089,505

Tenants’ security and escrow deposits	10,683,838	10,276,317	10,048,790
Acquired lease intangible liabilities, net	8,558,096	4,207,138	5,161,102
Accounts payable and other liabilities	145,201,547	110,800,014	102,443,550

Total liabilities	1,744,086,368	1,739,225,300	1,610,742,947

Preferred units	49,157,977	49,157,977	101,761,596
Exchangeable operating partnership units	20,625,960	27,918,461	30,775,253
Limited partners’ interest in consolidated partnerships	16,419,083	11,088,193	1,827,202

Total minority interests	86,203,020	88,164,631	134,364,051

Stockholders’ Equity
Preferred stock	275,000,000	275,000,000	200,000,000
Common stock, $.01 par	741,012	732,635	679,704
Additional paid in capital, net of treasury stock	1,614,969,453	1,602,206,748	1,382,897,695
Accumulated other comprehensive (loss) income	(580,999)	(11,692,345)	(5,290,997)
Distributions in excess of net income	(60,808,545)	(77,421,537)	(79,569,772)

Total stockholders’ equity	1,829,320,921	1,788,825,501	1,498,716,630

	$3,659,610,309	3,616,215,432	3,243,823,628

	2006	2005	2004
Ratios
Debt to real estate assets, before depreciation	41.1%	42.7%	44.8%
Debt to total assets, before depreciation	38.8%	40.4%	41.7%
Debt to total assets, before depreciation and including prorata share of JV’s	45.6%	48.9%	44.0%
Debt + preferreds to total assets, before deprec. and incl. prorata share of JV’s	52.4%	55.5%	52.0%
Unsecured assets to total real estate assets (wholly-owned only)	83.9%	82.1%	78.6%
Unsecured NOI to total NOI (wholly-owned only)	83.1%	82.2%	80.7%

Consolidated Statements of Operations

For the Periods Ended June 30, 2006 and 2005

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Real Estate Revenues:
Minimum rent	$76,076,989	74,537,001	$151,011,978	148,997,717
Percentage rent	535,299	269,603	985,377	824,672
Recoveries from tenants	18,866,274	19,319,557	38,239,154	39,210,943
Other income	1,849,240	2,066,895	4,380,882	4,235,405

	97,327,802	96,193,056	194,617,391	193,268,737

Real Estate Operating Expenses:
Operating and maintenance	12,739,597	13,619,174	25,158,633	27,427,001
Real estate taxes	11,456,637	10,413,571	22,436,269	21,058,416

	24,196,234	24,032,745	47,594,902	48,485,417

Net operating income	73,131,568	72,160,311	147,022,489	144,783,320

Equity in income of unconsolidated partnerships
Operating (loss) income including gains on sale of land	(274,679)	1,347,707	(812,106)	3,773,777
Gain on sale of operating properties	(62,942)	(401,279)	1,228,989	(436,763)

	(337,621)	946,428	416,883	3,337,014

Fees, Development and Outparcel Gains:
Asset management fees	1,444,367	1,213,324	2,764,846	2,532,496
Property management fees	2,777,515	1,613,790	5,332,002	3,335,857
Transaction fees	6,818,072	13,760,042	10,177,526	13,935,542
Tenant representation and other commissions	1,101,226	261,143	1,127,056	362,659
Development gains	2,953,725	4,152,245	2,953,725	17,276,575
Gain on sale of outparcels	9,592,862	3,598,005	15,245,415	5,709,469
Provision for income tax (expense)	(533,339)	(396,950)	(2,015,743)	(3,013,747)

	24,154,428	24,201,599	35,584,827	40,138,851

Other Operating Expense (Income):
General and administrative excluding franchise taxes	10,830,059	9,402,318	21,633,077	18,054,494
Franchise taxes	935,113	183,109	1,058,105	318,422
Depreciation and amortization (including FF&E)	21,751,575	21,694,795	42,898,298	42,894,454
Net interest expense	20,116,337	22,614,001	39,544,801	43,749,280
Loss (Gain) on sale of operating properties	81,275	(3,592,065)	(38,740,524)	(5,163,075)
Provision for loss on operating properties	500,000	—	500,000	—

	54,214,359	50,302,158	66,893,757	99,853,575

Minority interests
Preferred unit distributions	931,248	2,112,502	1,862,496	4,225,002
Exchangeable operating partnership units	491,753	932,085	1,671,807	1,794,726
Limited partners’ interest in consolidated partnerships	4,264,356	81,900	4,775,044	157,887

Net income	37,046,659	43,879,693	107,821,095	82,227,995

Preferred stock dividends	4,918,790	3,662,540	9,837,580	7,325,080

Net income for common stockholders	$32,127,869	40,217,153	$97,983,515	74,902,915

These Consolidated Statements of Operations are presented in a format not in accordance with GAAP. The statements do not reflect the operations related to sales of real estate being segregated as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of its supplemental report who wish to understand the details of its operations without reclassifying the sale of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations and Other Information

For the Periods Ended June 30, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Funds From Operations Reconciliation:

Net income for common stockholders	$32,127,869	40,217,153	$97,983,515	74,902,915
Add (Less):
Depreciation expense - consolidated properties	18,347,412	17,885,045	36,300,629	35,830,997
Depreciation and amortizaton expense - uncons properties	10,782,008	6,888,471	22,088,211	9,449,993
Consolidated JV partners’ share of depreciation	(107,412)	(47,873)	(165,072)	(96,134)
Amortization of leasing commissions and intangibles	2,850,257	3,367,552	5,523,786	6,172,290
Loss (Gain) on sale of operating properties including JV’s	144,217	(3,190,786)	(39,969,513)	(4,726,312)
Minority interest of exchangeable partnership units	491,753	932,085	1,671,807	1,794,726

Funds From Operations	$64,636,104	66,051,647	$123,433,363	123,328,475

FFO Per Share Reconciliation (Diluted):

Net income for common stockholders	$0.47	0.63	$1.43	1.18
Add (Less):
Depreciation expense - consolidated properties	0.26	0.27	0.53	0.55
Depreciation and amortizaton expense - uncons properties	0.16	0.11	0.32	0.15
Consolidated JV partners’ share of depreciation	(0.00)	(0.00)	(0.00)	(0.00)
Amortization of leasing commissions and intangibles	0.04	0.05	0.08	0.10
(Gain) on sale of operating properties	0.00	(0.05)	(0.58)	(0.07)
Minority interest of exchangeable partnership units	0.00	0.00	0.00	0.00

Funds From Operations	$0.93	1.01	$1.78	1.90

Additional Disclosures:

Straight-line rental income	$863,591	841,294	$1,852,327	1,675,141
Above- and Below - Market rent amortization	378,328	238,491	616,819	476,982
Pro-rata share of JV straight-line rental income	468,866	463,994	1,018,955	692,170
Pro-rata share of JV Above - and Below- mkt rent amort.	659,080	311,226	1,340,833	311,226
Provision for loss on sale of operating properties	500,000	—	500,000	—
Debt premium amortization income	192,754	196,424	389,587	455,693
Stock based compensation expense	2,165,227	2,584,967	4,441,006	4,756,573
Capital Expenditures (non-revenue enhancing only):

Leasing commissions - consolidated properties	$1,693,347	1,509,431	$3,424,226	3,187,539
Tenant improvements - consolidated properties	665,438	1,189,572	1,589,071	2,246,288
Building improvements - consolidated properties	2,050,354	1,474,232	3,196,941	2,966,399
Pro-rata share of unconsolidated leasing commissions	547,907	69,982	916,257	151,867
Pro-rata share of unconsolidated tenant improvements	209,179	25,758	306,747	53,984
Pro-rata share of unconsolidated building improvements	440,597	39,103	678,965	59,871

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency’s taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended June 30, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Revenues:
Minimum rent	$75,850,017	69,884,329	$149,834,867	138,797,042
Percentage rent	526,824	259,199	966,464	787,532
Recoveries from tenants	20,644,982	19,896,669	41,917,897	40,443,557
Management fees and commissions	12,141,180	16,848,299	19,401,430	20,166,554
Equity in (loss) income of investments in real estate partnerships	(337,621)	946,428	416,883	3,337,014

Total revenues	108,825,382	107,834,924	212,537,541	203,531,699

Operating Expenses:
Depreciation and amortization	21,666,829	20,163,604	42,728,003	39,506,137
Operating and maintenance	12,640,784	12,621,020	24,842,324	25,242,764
General and administrative	10,830,059	9,402,318	21,633,077	18,054,494
Real estate taxes	11,375,997	9,717,233	22,104,581	19,632,508
Other operating expense	1,732,560	534,712	5,390,122	1,962,614

Total operating expenses	58,246,229	52,438,887	116,698,107	104,398,517

Other Expense (Income):
Interest expense, net of interest income	20,117,544	21,949,743	39,582,038	42,337,658
Gain on sale of properties	(9,592,862)	(3,598,005)	(25,272,830)	(10,139,729)
Provision for loss on operating properties	—	—	—	—

Total other expense (income)	10,524,682	18,351,738	14,309,208	32,197,929

Income before minority interests	40,054,471	37,044,299	81,530,226	66,935,253

Minority interest of preferred units	(931,248)	(2,112,502)	(1,862,496)	(4,225,002)
Minority interest of exchangeable operating partnership units	(457,002)	(726,664)	(1,113,557)	(1,336,119)
Minority interest of limited partners	(4,264,356)	(81,900)	(4,775,044)	(157,887)

Income from continuing operations	34,401,865	34,123,233	73,779,129	61,216,245

Discontinued Operations:
Operating (loss) income from discontinued operations	(450,675)	2,178,312	605,830	4,637,396
Gain on sale of properties	3,095,469	7,578,148	33,436,136	16,374,354

Income from discontinued operations	2,644,794	9,756,460	34,041,966	21,011,750

Net income	37,046,659	43,879,693	107,821,095	82,227,995

Preferred stock dividends	(4,918,790)	(3,662,540)	(9,837,580)	(7,325,080)

Net income for common stockholders	$32,127,869	40,217,153	$97,983,515	74,902,915

Summary of Consolidated Debt

June 30, 2006

Total Debt Outstanding:	6/30/06	12/31/05
Mortgage loans payable:
Fixed rate secured loans	$200,378,746	175,402,454
Variable rate secured loans	77,534,183	77,906,349
Unsecured debt offering fixed rate	1,198,729,958	1,198,633,028
Unsecured line of credit variable rate	103,000,000	162,000,000

Total	$1,579,642,887	1,613,941,831

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
current year	$2,082,630	—	4,476,687	6,559,317
2007	3,577,244	103,000,000	101,006,355	207,583,599
2008	3,428,738	—	19,619,583	23,048,321
2009	3,435,477	—	53,090,766	56,526,243
2010	3,280,647	—	177,195,687	180,476,334
2011	3,288,577	—	251,102,633	254,391,210
2012	3,414,380	—	255,457,292	258,871,672
2013	2,656,865	—	16,686,892	19,343,757
2014	1,557,348	—	158,258,861	159,816,209
2015	745,531	—	400,507,493	401,253,024
>10 years	178,799	—	9,312,355	9,491,154
Net unamortized debt premiums	—	—	2,282,047	2,282,047

	$27,646,236	103,000,000	1,448,996,651	1,579,642,887

	6/30/06	12/31/05
Percentage of Total Debt:
Fixed	88.57%	85.14%
Variable	11.43%	14.86%

Current Average Interest Rates:(1)
Fixed	6.57%	6.61%
Variable	5.78%	4.81%
Effective Interest Rate	6.48%	6.34%
_____________
(1) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	October 20, 2012	August 22, 2012
Variable	May 30, 2007	May 3, 2007

Summary of Consolidated Debt

June 30, 2006

Lender	Secured Property	Rate	Maturity	6/30/06	12/31/05
Fixed Rate Loans:
Principal Mutual Life Insurance Co.	Briarcliff Village	7.040%	02/15/06	$—	11,811,903
Teachers Ins & Annuity of America	Statler Square	8.110%	05/01/06	—	4,704,774
Teachers Ins & Annuity of America	Northgate Plaza/Maxtown	7.050%	08/01/06	4,476,687	4,557,887
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	4,492,207	4,556,710
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	10,082,169	10,226,868
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,660,501	3,721,384
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,601,015	5,685,091
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,340,189	10,419,561
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	9,831,013	9,925,424
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,618,061	3,710,503
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,153,307	10,217,577
Debt Offering	Unsecured	8.450%	09/01/10	149,886,910	149,873,332
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,726,095	5,786,247
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,602,770	2,630,112
Debt Offering	Unsecured	7.950%	01/15/11	219,861,704	219,847,076
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	12,130,778	12,207,935
Debt Offering	Unsecured	7.250%	12/12/11	19,931,268	19,925,016
Debt Offering	Unsecured	6.750%	01/15/12	249,793,750	249,775,000
Prudential Mortgage Capital Co.	Tall Oaks Village Center	7.600%	05/01/12	6,168,018	6,201,410
WMF Capital Corp	Gateway Shopping Center	7.110%	05/01/13	21,738,195	22,042,537
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	6,335,036	6,558,606
Debt Offering	Unsecured	4.950%	04/15/14	149,705,887	149,686,912
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,485,183	9,626,207
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,742,549	8,835,591
United of Omaha Life Insurance Co.	Fleming Island	7.400%	03/05/15	2,388,422	2,485,035
Greenwich Capital Financial Products, Inc.	Twin City Plaza	5.650%	04/06/15	44,000,000	—
Debt Offering	Unsecured	5.250%	08/01/15	349,550,439	349,525,692
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	1,019,869	1,019,869
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	4,374,880	4,524,979
Jefferson Pilot		8.400%	06/01/17	11,129,755	11,274,611
Net unamortized premiums on assumed debt of acquired properties				2,282,047	2,671,633

Total Fixed Rate Debt				$1,399,108,704	1,374,035,482

Variable Rate Loans:
Wells Fargo Bank	$500 Million Line of Credit	LIBOR + 0.75%	03/25/07	103,000,000	162,000,000
First Star Bank	Hampstead Village	LIBOR + 1.35%	05/01/07	6,595,983	6,968,149
Wells Fargo Bank	$35 Million (Various properties)	LIBOR + 0.90%	07/13/07	35,000,000	35,000,000
Commerz Bank	Anthem Marketplace	LIBOR + 1.30%	10/27/07	14,869,966	14,869,966
Commerz Bank	The Shops	LIBOR + 1.30%	10/27/07	4,713,791	4,713,791
Commerz Bank	The Shops of Santa Barbara	LIBOR + 1.30%	10/27/07	7,916,243	7,916,243
AmSouth	Trace Crossing	LIBOR + 1.50%	11/05/07	8,438,200	8,438,200

Total Variable Rate Debt				$180,534,183	239,906,349

Total				$1,579,642,887	1,613,941,831

Summary of Preferred Units and Stock

June 30, 2006

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

June 30, 2006

Date	Property Name	JV	City/State	Total GLA	Total Cost	Regency’s Share of Cost	Yield	Anchor Tenant
Consolidated:
Apr-06	Twin City Plaza		Boston, MA	281,742	$63,100,000	$63,100,000	6.17%	Shaw’s, Marshalls

				281,742	$63,100,000	$63,100,000	6.17%

Unconsolidated:
Mar-06	Apple Valley Square	CalSTRS	Minneapolis, MN	184,841	$25,950,000	$6,487,500	6.33%	Rainbow Foods
Jul-06(1)	Merchants Crossing	Macquarie	Englewood, FL	213,730	25,777,000	$6,444,250	7.14%	Publix, Walgreens

				398,571	$51,727,000	$12,931,750	6.73%

	Total Acquisitions			680,313	$114,827,000	$76,031,750	6.27%

CalSTRS	- Regency owns 25%
Macquarie-	Regency owns 25%

(1)	The Merchants Crossing acquisition closed in the 3rd quarter, on July 6, 2006.

Operating Property Dispositions

June 30, 2006

Date	Property Name	JV	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor Tenant
Partial Sale of Joint Venture Interest:
Jan-06	Macquarie II joint venture (see note below)				$270,000,000	$270,000,000	6.16%	N/A

Consolidated:
Feb-06	Union Square		Charlotte, NC	97,191	$9,750,000	$9,750,000	8.01%	Harris Teeter
Feb-06	University Collection		Tampa, FL	106,899	23,050,000	23,050,000	6.61%	Kash N Karry -NAP
Feb-06	Palm Trails		Deerfield, FL	76,067	9,150,000	9,150,000	8.21%	Winn Dixie
Mar-06	South Point		Everett, WA	190,378	30,000,000	30,000,000	6.42%	Cost Cutters

				470,535	$71,950,000	$71,950,000	6.92%

Unconsolidated:
Feb-06	Colonial Square	MCW II	York, PA	28,640	$3,815,000	$951,843	9.70%	N/A
Feb-06	Mallard Creek	MCW II	Chicago, IL	143,576	18,000,000	4,491,000	8.87%	Dominick’s
Mar-06	Killian Hill	Macquarie	Atlanta, GA	113,216	18,200,000	4,550,000	6.83%	Publix
Mar-06	Cudahy Center	MCW II	Cudahy, WI	103,254	4,270,000	1,065,365	12.22%	Pic N Save
Apr-06	Clinton Square	MCW II	Clinton, MD	18,961	2,200,000	548,900	10.31%	N/A
Apr-06	Rosecroft	MCW II	Temple Hills, MD	119,010	5,500,000	1,372,250	10.13%	N/A

				526,657	$51,985,000	$12,979,358	8.68%

	Total Dispositions			997,192	$393,935,000	$354,929,358	6.41%

Macquarie	- Regency owns 25%
Macquarie	II - Regency owns 24.95%

Note: Effective January 1, 2006, Macquarie CountryWide Trust of Australia (MCW) purchased an additional 10.05% interest in Macquarie II, which reduced Regency’s ownership in Macquarie II from 35% to 24.95%. MCW’s purchase price for the 10.05% interest was $270 million and is on the same terms as the original purchase agreement related to the $2.7 billion acquisition of the First Washington Portfolio that closed in June 2005.

Development Sales

June 30, 2006

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Joint Ventures:
None
Sales to Third Parties:
Jun-06 Longmont		Longmont, CO		$9,180,000	$9,180,000	6.10%	JC Penney
Third Party Sales				$9,180,000	$9,180,000	6.10%
Joint Venture Sales				$0	$0	0.00%

Total Development Sales				$9,180,000	$9,180,000	6.10%

In-Process Developments

June 30, 2006

Project Name	State	MSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete (1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
4S Commons Town Center	CA	San Diego	Ralph’s	10/01/06	$64,767,576	$65,710,968	$33,089,393	10.24%	10.24%	264,773	92%	264,773	92%
Alameda Bridgeside Shopping Center	CA	Oakland	Nob Hill	03/01/07	30,310,365	33,979,425	16,064,372	7.78%	7.78%	105,118	75%	106,118	75%
Bear Creek Phase II	CA	Riverside - San Bernardino	N/A	07/01/07	6,214,053	6,214,053	4,472,358	9.06%	9.06%	24,175	95%	24,175	95%
Clayton Valley Shopping Center	CA	Oakland	N/A	10/01/07	60,851,694	60,851,694	22,867,044	9.37%	9.37%	273,739	63%	273,739	63%
Clovis	CA	Clovis - Fresno	Petsmart, Target	03/01/06	39,377,299	48,891,265	9,953,062	9.00%	9.00%	182,185	74%	327,838	85%
Falcon Ridge Town Center Phase II	CA	Riverside - San Bernardino	24 Hour Fitness, Sav-On	03/01/07	14,918,181	15,090,681	10,986,843	11.06%	11.06%	66,300	75%	66,300	75%
French Valley	CA	Riverside - San Bernardino	Stater Bros.	08/01/06	25,247,720	28,833,010	9,041,363	9.72%	9.72%	114,028	88%	116,288	88%
Plaza Rio Vista	CA	Riverside - San Bernardino	Stater Bros.	06/01/07	14,611,012	16,841,637	12,139,321	9.08%	8.70%	72,050	67%	87,798	55%
Santa Maria Commons	CA	Santa Barbara	Kohl’s	10/01/06	7,100,896	9,478,011	7,327,236	9.05%	9.05%	117,363	79%	117,363	79%
Shops At Santa Barbara	CA	Santa Barbara	Whole Foods	10/01/08	38,053,292	44,896,534	26,336,460	7.91%	7.91%	69,354	94%	69,354	94%
Soquel Canyon Crossing	CA	Riverside - San Bernardino	Rite Aid	01/01/07	8,587,295	8,890,295	6,453,028	10.31%	10.31%	39,462	83%	39,462	83%
Vine at Castaic	CA	Los Angeles - Long Beach	N/A	12/01/06	10,943,307	10,943,307	7,020,221	9.20%	9.20%	34,527	18%	34,527	18%
Vista Village IV	CA	San Diego	Krikorian Theaters	12/01/06	4,226,236	5,792,225	4,218,022	9.35%	9.35%	11,000	55%	17,234	71%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	4,349,688	11,120,187	4,131,574	10.63%	10.63%	22,920	0%	207,225	89%
Marketplace at Briargate	CO	Colorado Springs	King Soopers	04/01/07	4,984,147	9,969,147	6,693,218	12.81%	12.81%	29,160	0%	95,160	69%
Loveland Shopping Center	CO	Fort Collins - Loveland	Gold’s Gym	12/01/06	7,150,520	7,195,520	2,440,911	10.61%	10.61%	93,142	45%	93,142	45%
Shops at Johns Creek	FL	Jacksonville	N/A	11/01/05	2,937,679	3,692,679	160,921	10.20%	10.20%	15,490	62%	15,490	62%
Hibernia Plaza - SE Corner	FL	Jacksonville	Walgreens	09/01/07	1,557,119	5,647,119	3,529,601	10.67%	10.67%	8,400	0%	23,220	64%
Oakleaf Plaza	FL	Jacksonville	Publix	07/01/07	11,667,372	13,695,372	9,194,101	9.50%	9.50%	73,602	62%	73,602	62%
Chapel Hill Centre	GA	Atlanta	Kohl’s	07/01/07	8,777,322	13,881,010	7,042,792	9.45%	9.45%	55,400	0%	178,113	63%
Village at Lee Airport	MD	Baltimore	Giant	11/01/07	24,146,519	24,316,519	23,125,319	9.83%	9.53%	131,110	54%	206,110	34%
Amherst Street Shopping Center	NH	Boston	Petsmart, Target	03/01/06	7,186,154	7,186,154	672,555	9.24%	9.24%	48,300	88%	48,300	88%
Merrimack Shopping Center	NH	Boston	Shaw’s	05/01/06	12,842,628	13,330,628	2,440,919	8.85%	8.85%	88,668	66%	92,168	67%
Anthem Highland	NV	Las Vegas	Albertsons	12/01/06	21,077,930	24,505,407	7,995,843	11.59%	9.59%	119,313	82%	125,313	83%
Indian Springs	OH	Cincinnati	Kohl’s	09/01/06	6,936,833	7,852,047	2,303,542	10.28%	10.28%	52,605	100%	52,606	100%
Regency Commons	OH	Cincinnati	N/A	06/01/05	7,402,806	7,441,510	405,356	9.75%	9.75%	30,770	50%	30,770	50%
Wadsworth Crossing	OH	Akron	TJ Maxx, Target	01/01/07	24,227,435	24,227,435	14,138,047	9.11%	9.11%	112,714	0%	479,436	76%
Silver Spring Square	PA	Harrisburg	Wegman’s, Target	03/01/07	59,075,239	68,029,784	41,099,796	9.60%	8.87%	346,657	22%	486,034	44%
Lebanon Center	TN	Nashville	Publix	07/01/07	9,984,711	9,984,711	7,227,521	9.34%	9.34%	63,802	71%	63,802	71%
Kleinwood Phase II	TX	Houston	LA Fitness	12/01/06	8,483,148	9,272,044	4,736,744	10.08%	10.08%	45,001	100%	45,001	100%
Rockwall	TX	Dallas	Kroger	03/01/06	8,498,843	12,703,591	949,136	11.23%	11.23%	46,409	63%	120,179	86%
Shops at Highland Village	TX	Dallas	AMC Theater, B&N	09/01/07	91,780,132	100,833,253	80,052,874	9.03%	8.82%	355,327	45%	355,327	45%
South Shore Marketplace	TX	Houston	Kroger	04/01/07	6,379,310	10,389,797	4,502,576	13.23%	13.23%	27,923	16%	109,393	79%
Spring West	TX	Houston	HEB	02/01/07	19,316,909	23,467,156	8,300,981	9.75%	9.75%	144,060	80%	144,060	80%
Culpeper Colonnade	VA	Washington DC	PetSmart, Target	03/01/07	21,134,307	26,233,587	18,177,446	9.41%	8.67%	97,785	36%	228,742	73%
Shops at County Center	VA	Washington DC	Harris Teeter	03/01/07	20,008,304	20,083,304	11,898,402	11.33%	10.56%	106,839	64%	106,839	64%
Orchards Phase II	WA	Portland	Sportman’s Warehouse	10/01/06	20,555,412	20,555,412	10,754,121	8.95%	8.95%	119,953	58%	119,953	58%

Total Consolidated					$735,669,392	$832,026,478	$441,943,019	9.53%	9.34%	3,609,424	59%	5,044,954	69%

Seal Beach Center	CA	Santa Ana- Anaheim- Irvine	Von’s	01/01/08	$21,388,975	$21,809,060	$5,944,065	10.52%	10.52%	102,674	90%	102,674	90%
Shoppes at Bartram Park -Phase II	FL	Jacksonville	Publix	10/16/04	4,671,464	4,671,464	611,387	11.62%	11.62%	28,345	92%	28,345	92%
Shoppes at Bartram Park -Phase III	FL	Jacksonville	Publix	10/16/04	3,602,527	4,232,527	2,653,531	11.09%	11.09%	12,002	0%	12,002	0%
Heritage Plaza Phase II	IL	Chicago	Jewel/Osco	11/10/88	1,976,136	4,496,136	1,958,172	10.43%	10.43%	10,117	0%	10,117	0%

Total Unconsolidated					$31,639,101	$35,209,186	$11,167,155	10.74%	10.74%	153,138	77%	153,138	77%

Total					$767,308,493	$867,235,665	$453,110,174	9.58%	9.40%	3,762,562	60%	5,198,092	69%

Notes:

New starts for the quarter are in bold.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 8.8%.

Projected Development Funding, Stabilizations and Land Held

June 30, 2006

In-Process Developments Projected Funding (1)

($ Thousands)

	Q3 2006E	Q4 2006E	Thereafter
	$90,000 - $110,000	$80,000 - $110,000	$230,000 - $250,000

Estimated Development Stabilization Schedule
($ Thousands)

	Q3 2006E	Q4 2006E	Thereafter
Gross Dev. Costs:	$45,000 - $65,000	$160,000 - $180,000	$625,000 - $645,000
Net Dev. Costs:	$30,000 - $50,000	$150,000 - $170,000	$545,000 - $565,000

Land Held for Future Development or Sale (2)
($ Thousands)
	# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion
	13	$120,130	$250,000 - $300,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

June 30, 2006

Stabilized Date	Property Name	State	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased
Consolidated:
Jun-06	Fort Collins Center	CO	JC Penney	07/01/06	$7,597,063	10.03%	99,359	100%
Jun-06	Greenwood Springs	IN	Gander Mountain	10/01/05	11,858,487	9.95%	293,826	93%
Jun-06	Longmont Center	CO	JC Penney	07/01/06	5,422,373	10.22%	97,990	100%

					$24,877,923	10.04%	491,175	96%

Unconsolidated:
Jun-06	Deer Grove Phase II	IL	Staples	08/01/06	$4,059,383	8.76%	25,188	100%
Jun-06	Plantation Plaza Phase II	FL	Publix	10/29/04	2,701,813	10.15%	12,600	100%

					$6,761,196	9.32%	37,788	100%

	Total Development Stabilizations				$31,639,119	9.88%	528,963	96%

Unconsolidated Investments

June 30, 2006

							Regency
Joint Venture Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 6/30/06	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	15	2,242,958	$340,622,332	$145,682,273	Various	20.00%	$29,136,455	$38,289,523	$1,113,213
(JV-CCV)	Cameron Village	1	635,918	118,810,173	47,300,000	Wachovia	30.00%	14,190,000	21,377,178	(51,111)

		16	2,878,876	459,432,505	192,982,273

Macquarie CountryWide
(JV-M, JV-MD)	Various	50	4,986,331	725,018,996	390,283,216	Various	25.00%	97,570,804	67,148,741	3,036,343
(JV-M2, JV-M3)	Various	95	12,121,859	2,764,181,040	1,642,717,051	Various	24.95%	409,857,904	246,301,964	(4,586,926)

		145	17,108,190	3,489,200,036	2,033,000,267

CalSTRS
(JV-RC)	Various	8	873,083	172,226,568	89,589,168	Various	25.00%	22,397,292	17,179,989	256,522

Publix
(JV-O)	Shoppes at Bartram Park	1	105,412	22,731,930	—	—	50.00%	—	11,107,080	143,307
(JV-O)	Valleydale Village	1	118,466	12,289,942	—	—	50.00%	—	5,847,170	64,001
(JV-O)	Regency Village	1	83,170	18,776,936	—	—	50.00%	—	9,697,286	183,386
(JV-O)	Queensborough	1	82,333	4,860,962	—	—	50.00%	—	3,302,658	143,008

		4	389,381	58,659,770	—

H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,266,332	—	—	50.00%	—	4,734,287	1,677
(JV-O)	Indian Springs Center	1	136,625	21,140,263	27,000,000	Wells Fargo	50.00%	13,500,000	(2,690,288)	(7,783)

		1	136,625	30,406,595	27,000,000

Individual Investors
(JV-O)	Shops of San Marco	1	96,408	17,253,833	10,785,705	Wachovia	50.00%	5,392,853	2,548,664	121,246

		175	21,482,563	$4,227,179,307	$2,353,357,413			$592,045,307	$424,844,253	$416,883

(1)	Land held for future development

Unconsolidated Balance Sheets

June 30, 2006 and December 31, 2005

	2006	2005
Assets
Real estate, at cost
Land	$1,774,584,644	1,784,052,670
Buildings and improvements	2,260,817,120	2,263,423,611

	4,035,401,764	4,047,476,281
Less: accumulated depreciation	171,041,331	115,386,604

	3,864,360,433	3,932,089,677
Properties in development	22,958,040	25,416,668

Net real estate investments	3,887,318,473	3,957,506,345

Cash and cash equivalents	51,227,382	38,529,709
Tenant receivables, net of allowance for uncollectible accounts	45,132,906	42,033,543
Deferred costs, less accumulated amortization	18,774,790	14,616,423
Acquired lease intangible assets, net	221,910,824	259,033,215
Other assets	2,814,932	6,862,249

	$4,227,179,307	4,318,581,484

Liabilities and Equity
Liabilities:
Notes payable	$2,353,357,413	2,372,601,356
Accounts payable and other liabilities	61,858,039	66,231,508
Tenants’ security and escrow deposits	9,099,138	9,050,281
Acquired lease intangible liabilities, net	77,628,890	86,107,919

Total liabilities	2,501,943,480	2,533,991,064

Equity:
Equity - Regency Centers	443,579,847	564,630,039
Equity - Third parties	1,281,655,980	1,219,960,381

Total equity	1,725,235,827	1,784,590,420

	$4,227,179,307	4,318,581,484

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

June 30, 2006 and December 31, 2005

	2006	2005
Assets
Real estate, at cost
Land	$448,691,162	569,467,809
Buildings and improvements	571,039,811	720,345,860

	1,019,730,973	1,289,813,669
Less: accumulated depreciation	43,221,949	33,706,848

	976,509,024	1,256,106,821
Properties in development	9,792,090	10,952,410

Net real estate investments	986,301,114	1,267,059,231

Cash and cash equivalents	13,478,459	12,858,698
Tenant receivables, net of allowance for uncollectible accounts	11,811,914	12,486,340
Deferred costs, less accumulated amortization	4,878,955	4,651,707
Acquired lease intangible assets, net	55,931,773	83,600,085
Other assets	1,041,968	2,413,055

	$1,073,444,183	1,383,069,116

Liabilities and Equity
Liabilities:
Notes payable	$592,045,307	764,246,412
Accounts payable and other liabilities	15,948,190	21,640,495
Tenants’ security and escrow deposits	2,379,634	2,878,213
Acquired lease intangible liabilities, net	19,491,205	29,673,957

Total liabilities	629,864,336	818,439,077

Equity:
Equity - Regency Centers	443,579,847	564,630,039

	$1,073,444,183	1,383,069,116

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended June 30, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Revenues:
Minimum rent	$77,857,801	45,520,113	$156,095,619	76,516,342
Percentage rent	653,925	147,308	1,617,011	514,820
Recoveries from tenants	21,841,337	13,903,823	44,103,468	23,176,256

Total revenues	100,353,063	59,571,244	201,816,098	100,207,418

Operating expenses:
Operating and maintenance	13,505,432	8,562,656	27,760,586	15,079,844
Real estate taxes	11,980,616	6,928,455	24,000,350	11,234,559

Total operating expenses	25,486,048	15,491,111	51,760,936	26,314,403

Net operating income	74,867,015	44,080,133	150,055,162	73,893,015

Other expense (income):
General and administrative	2,483,631	1,476,804	4,060,281	2,898,828
Depreciation and amortization expense	43,083,462	23,170,969	88,364,046	33,829,980
Interest expense, net	31,129,685	13,967,372	61,701,034	22,812,215
Loss (gain) on sale of real estate	305,560	823,088	(4,900,025)	496,645
Other expense (income)	31,592	(683,614)	147,623	(683,614)

Total other expense (income)	77,033,930	38,754,619	149,372,959	59,354,054

Net (loss) income	$(2,166,915)	5,325,514	$682,203	14,538,961

Unconsolidated Statements of Operations - Regency’s Pro-Rata Share

For the periods ended June 30, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Revenues:
Minimum rent	$19,702,080	12,943,480	$39,498,294	20,810,807
Percentage rent	169,115	42,076	413,759	134,221
Recoveries from tenants	5,567,150	4,049,732	11,062,070	6,316,650

Total revenues	25,438,345	17,035,288	50,974,123	27,261,678

Operating expenses:
Operating and maintenance	3,445,815	2,460,520	7,051,885	4,098,777
Real estate taxes	2,967,250	1,970,653	6,004,480	3,021,562

Total operating expenses	6,413,065	4,431,173	13,056,365	7,120,339

Net operating income	19,025,280	12,604,115	37,917,758	20,141,339

Other expense (income):
General and administrative	616,511	342,919	987,945	680,162
Depreciation and amortization expense	10,883,081	7,054,933	22,302,227	9,763,518
Interest expense, net	7,802,357	4,170,122	15,512,353	6,383,016
Loss (gain) on sale of real estate	135,398	240,721	(1,165,982)	128,644
Other expense (income)	(74,446)	(151,014)	(135,668)	(151,014)

Total other expense (income)	19,362,901	11,657,681	37,500,875	16,804,326

Net (loss) income	$(337,621)	946,434	$416,883	3,337,013

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

June 30, 2006

	6/30/06	12/31/05
Total Debt Outstanding:
Mortgage loans payable:
Fixed rate secured loans	$2,180,220,377	1,959,597,971
Variable rate secured loans	47,234,600	—
Unsecured line of credit variable rate	125,902,436	413,003,385

Total	$2,353,357,413	2,372,601,356

	6/30/06	12/31/05
Percentage of Total Debt:
Fixed	92.64%	82.59%
Variable	7.36%	17.41%

Current Average Interest Rates:(1)
Fixed	5.17%	5.08%
Variable	6.19%	5.16%
Effective Interest Rate	5.25%	5.09%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	November 17, 2011	May 31, 2011
Variable	February 20, 2007	April 30, 2006

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share

Mortgage Loans Payable:
Fixed rate secured loans	$549,319,439	627,982,503
Variable rate secured loans	11,785,033	—
Unsecured line of credit variable rate	30,940,835	136,263,909

Total	$592,045,307	764,246,412

Leasing Statistics - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

June 30, 2006

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2006	344	697,890	$17.05	$14.68	16.2%	5.2	$1.09
1st Quarter 2006	370	745,454	$17.28	$15.63	10.6%	4.9	$1.08
4th Quarter 2005	400	739,270	$18.58	$16.60	11.9%	4.7	$1.85
3rd Quarter 2005	379	690,562	$18.67	$16.84	10.9%	4.9	$1.12

Total - 12 months	1,493	2,873,176	$17.88	$15.94	12.3%	4.9	$1.29

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2006	95	121,407	$22.01	$16.88	30.4%	7.2	$6.03
1st Quarter 2006	90	146,578	$17.87	$16.26	9.9%	7.1	$3.13
4th Quarter 2005	94	153,693	$18.21	$15.62	16.6%	5.9	$8.69
3rd Quarter 2005	104	178,908	$17.01	$16.17	5.2%	5.5	$3.61

Total - 12 months	383	600,586	$18.61	$16.19	14.8%	6.3	$5.28

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2006	249	576,483	$15.87	$14.21	11.7%	4.8	$0.05
1st Quarter 2006	280	598,876	$17.16	$15.48	10.9%	4.4	$0.57
4th Quarter 2005	306	585,577	$18.69	$16.85	10.9%	4.3	$0.06
3rd Quarter 2005	275	511,654	$19.22	$17.07	12.6%	4.7	$0.26

Total - 12 months	1,110	2,272,590	$17.68	$15.87	11.5%	4.5	$0.24

Leasing Statistics - Wholly-Owned and 100% of Joint Ventures

June 30, 2006

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2006	344	1,096,580	$18.23	$15.78	15.5%	5.5	$0.78
1st Quarter 2006	370	1,236,334	$16.89	$15.33	10.2%	4.8	$0.77
4th Quarter 2005	400	1,158,569	$17.94	$15.76	13.9%	4.9	$2.06
3rd Quarter 2005	379	1,062,724	$18.69	$16.83	11.0%	5.0	$0.97

Total - 12 months	1,493	4,554,207	$17.90	$15.90	12.6%	5.1	$1.15

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2006	95	252,092	$22.14	$17.35	27.6%	8.2	$3.26
1st Quarter 2006	90	237,189	$17.51	$16.09	8.8%	6.9	$2.46
4th Quarter 2005	94	238,550	$18.15	$14.28	27.1%	6.7	$9.75
3rd Quarter 2005	104	267,221	$17.07	$15.88	7.5%	6.0	$3.31

Total - 12 months	383	995,052	$18.72	$15.92	17.6%	6.9	$4.64

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
2nd Quarter 2006	249	844,488	$17.06	$15.31	11.4%	4.7	$0.04
1st Quarter 2006	280	999,145	$16.74	$15.14	10.6%	4.4	$0.37
4th Quarter 2005	306	920,019	$17.89	$16.14	10.8%	4.4	$0.07
3rd Quarter 2005	275	795,503	$19.23	$17.15	12.1%	4.7	$0.19

Total - 12 months	1,110	3,559,155	$17.67	$15.89	11.2%	4.5	$0.17

Average Base Rent by State - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

June 30, 2006

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	3	152,137	0.5%	85.1%	$1,439,134	0.4%	$11.33
Arizona	4	409,969	1.4%	98.9%	$6,194,058	1.7%	$15.42
California	71	6,230,705	20.9%	94.1%	$97,803,169	26.6%	$20.03
Colorado	22	1,538,704	5.2%	90.3%	$14,757,498	4.0%	$12.74
Connecticut	1	41,724	0.1%	100.0%	$896,463	0.2%	$21.49
Delaware	5	343,778	1.2%	95.2%	$4,047,332	1.1%	$12.43
District of Columbia	1	4,200	0.0%	100.0%	$276,541	0.1%	$65.84
Florida	51	4,563,506	15.3%	95.2%	$49,049,302	13.3%	$11.99
Georgia	32	1,742,171	5.8%	91.4%	$23,489,027	6.4%	$14.78
Illinois	16	843,336	2.8%	95.4%	$10,122,067	2.8%	$12.63
Indiana	3	125,387	0.4%	81.5%	$1,283,619	0.3%	$13.17
Kentucky	2	75,668	0.3%	95.3%	$669,760	0.2%	$9.29
Maryland	19	663,253	2.2%	88.9%	$7,995,575	2.2%	$15.87
Massachusetts	1	281,742	0.9%	97.6%	$3,939,061	1.1%	$15.40
Michigan	3	282,408	0.9%	96.6%	$3,563,094	1.0%	$13.14
Minnesota	3	120,835	0.4%	96.4%	$1,397,965	0.4%	$12.00
Nevada	1	119,313	0.4%	82.5%	$0	0.0%	$0.00
New Hampshire	2	136,968	0.5%	73.6%	$772,075	0.2%	$52.10
New Jersey	2	39,042	0.1%	97.8%	$616,519	0.2%	$16.15
North Carolina	14	1,191,077	4.0%	92.9%	$14,206,816	3.9%	$12.95
Ohio	16	1,978,432	6.6%	81.7%	$17,214,896	4.7%	$11.24
Oregon	8	588,680	2.0%	97.6%	$8,176,989	2.2%	$14.49
Pennsylvania	12	837,178	2.8%	65.0%	$8,236,245	2.2%	$17.38
South Carolina	8	256,765	0.9%	95.3%	$2,774,604	0.8%	$11.50
Tennessee	7	488,050	1.6%	94.1%	$5,322,689	1.4%	$12.93
Texas	38	4,266,879	14.3%	86.8%	$49,252,688	13.4%	$14.80
Virginia	32	1,735,123	5.8%	91.6%	$23,250,807	6.3%	$16.57
Washington	11	699,129	2.3%	92.5%	$10,336,480	2.8%	$17.94
Wisconsin	2	67,147	0.2%	98.5%	$500,202	0.1%	$7.56

Total All Properties	390	29,823,305	100.0%	90.9%	$367,584,671	100.0%	$14.98

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State - Wholly-Owned and 100% of Joint Ventures

June 30, 2006

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	3	267,689	0.6%	84.4%	2,512,684	0.4%	$11.24
Arizona	4	496,087	1.1%	99.1%	7,407,181	1.3%	$15.18
California	71	8,907,450	19.4%	95.2%	140,598,564	24.0%	$19.14
Colorado	22	2,436,186	5.3%	92.0%	24,405,778	4.2%	$12.47
Connecticut	1	167,230	0.4%	100.0%	3,593,037	0.6%	$21.49
Delaware	5	654,687	1.4%	91.5%	7,464,695	1.3%	$12.49
District of Columbia	1	16,834	0.0%	100.0%	1,108,379	0.2%	$65.84
Florida	51	5,766,513	12.6%	95.0%	62,919,537	10.8%	$12.10
Georgia	32	2,737,446	6.0%	92.9%	35,567,100	6.1%	$14.01
Illinois	16	2,266,799	4.9%	95.4%	27,044,961	4.6%	$12.57
Indiana	3	229,619	0.5%	85.1%	2,934,192	0.5%	$15.49
Kentucky	2	302,670	0.7%	95.3%	2,679,040	0.5%	$9.29
Maryland	19	2,304,458	5.0%	95.1%	32,390,486	5.5%	$15.73
Massachusetts	1	281,742	0.6%	97.6%	3,939,061	0.7%	$15.40
Michigan	3	282,408	0.6%	96.6%	3,563,094	0.6%	$13.14
Minnesota	3	483,938	1.1%	96.4%	5,599,479	1.0%	$12.00
Nevada	1	119,313	0.3%	82.5%	0	0.0%	$0.00
New Hampshire	2	136,968	0.3%	73.6%	772,075	0.1%	$52.10
New Jersey	2	156,482	0.3%	97.8%	2,471,018	0.4%	$16.15
North Carolina	14	2,017,476	4.4%	89.9%	23,326,279	4.0%	$13.04
Ohio	16	2,060,124	4.5%	82.4%	17,573,394	3.0%	$11.25
Oregon	8	854,729	1.9%	97.4%	11,548,726	2.0%	$14.07
Pennsylvania	12	1,633,773	3.6%	80.5%	18,669,993	3.2%	$15.07
South Carolina	8	522,027	1.1%	96.5%	5,512,306	0.9%	$11.08
Tennessee	7	488,050	1.1%	94.1%	5,322,689	0.9%	$12.93
Texas	38	5,093,843	11.1%	88.2%	59,975,041	10.2%	$14.60
Virginia	32	3,739,865	8.2%	94.4%	56,992,231	9.7%	$17.18
Washington	11	1,172,579	2.6%	94.8%	17,341,820	3.0%	$16.69
Wisconsin	2	269,128	0.6%	98.5%	2,004,819	0.3%	$7.56

Total All Properties	390	45,866,113	100.0%	92.6%	585,237,659	100.0%	$14.82

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By Region

June 30, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Mid- Atlantic Region
Spring Valley Shopping Center	JV-M2	25%	DC	Washington DC	1930	16,834	4,200	100.0%	100.0%	—	—	—	$65.84

			DC			16,834	4,200	100.0%	100.0%	—	—

First State Plaza	JV-M2	25%	DE	Wilmington	1988	164,576	41,062	93.6%	93.6%	—	57,319	Shop Rite	$13.82
Newark Shopping Center	JV-M2	25%	DE	Wilmington	1987	183,017	45,663	78.9%	78.9%	—	—	—	$9.48
Pike Creek			DE	Wilmington	1981	229,510	229,510	98.4%	98.4%	—	49,069	Acme Markets, K-Mart	$11.39
Shoppes of Graylyn	JV-M2	25%	DE	Wilmington	1971	66,676	16,636	96.1%	96.1%	—	—	—	$16.45
White Oak - Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%	—	—	—	$32.73

			DE			654,687	343,778	91.5%	95.2%	—	106,388

Corbin’s Corner	JV-M2	25%	CT	Hartford	1962	167,230	41,724	100.0%	100.0%	—	10,150	Trader Joe’s	$21.49

			CT			167,230	41,724	100.0%	100.0%	—	10,150

Amherst Street Village Center			NH	Boston	IP Dev	48,300	48,300	87.6%	87.6%	—	—	—	$23.79
Merrimack Shopping Center			NH	Boston	IP Dev	88,668	88,668	65.9%	65.9%	—	54,468	Shaw’s	$10.93

			NH			136,968	136,968	73.6%	73.6%	—	54,468

Plaza Square	JV-M2	25%	NJ	Bergen	1990	103,842	25,909	100.0%	100.0%	—	60,000	Shop Rite	$21.43
Haddon Commons	JV-M2	25%	NJ	Philadelphia	1985	52,640	13,134	93.4%	93.4%	—	34,240	Acme Markets	$4.99

			NJ			156,482	39,042	97.8%	97.8%	—	94,240

Bowie Plaza	JV-M2	25%	MD	Washington DC	1966	104,037	25,957	93.7%	93.7%	—	21,750	Giant Food	$17.41
Clinton Park	JV-C	20%	MD	Washington DC	2003	206,050	41,210	97.6%	97.6%	49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$8.80
Cloppers Mill Village	JV-M2	25%	MD	Washington DC	1995	137,035	34,190	98.9%	98.9%	—	70,057	Shoppers Food Warehouse	$17.43
Elkridge Corners	JV-M2	25%	MD	Baltimore	1990	73,529	18,345	100.0%	100.0%	—	39,571	Super Fresh	$14.64
Festival at Woodholme	JV-M2	25%	MD	Baltimore	1986	81,027	20,216	93.3%	93.3%	—	10,370	Trader Joe’s	$32.81
Firstfield Shopping Center	JV-M2	25%	MD	Washington DC	1978	22,328	5,571	100.0%	100.0%	—	—	—	$32.68
Goshen Plaza	JV-M2	25%	MD	Washington DC	1987	45,654	11,391	100.0%	100.0%	—	—	—	$17.44
King Farm Apartments	JV-RC	25%	MD	Washington DC	2001	64,775	16,194	98.1%	98.1%	—	—	—	$14.01
King Farm Village Center	JV-RC	25%	MD	Washington DC	2001	120,326	30,082	98.8%	98.8%	—	53,754	Safeway	$23.38
Lee Airport			MD	Baltimore	IP Dev	131,110	131,110	53.6%	53.6%	—	60,000	Giant Food	N/A
Mitchellville Plaza	JV-M2	25%	MD	Washington DC	1991	156,124	38,953	92.7%	92.7%	—	45,100	Food Lion	$20.72
Northway Shopping Center	JV-M2	25%	MD	Baltimore	1987	98,016	24,455	96.5%	96.5%	—	49,028	Shoppers Food Warehouse	$13.09
Parkville Shopping Center	JV-M2	25%	MD	Baltimore	1961	162,435	40,528	99.6%	99.6%	—	41,223	Super Fresh	$12.14
Penn Station Shopping Center	JV-M2	25%	MD	Washington DC	1989	244,959	61,117	100.0%	100.0%	50,000	66,748	(Safeway), Save-a-Lot, National Wholesale Liquidators	$13.74
Rosecroft Shopping Center	JV-M2	25%	MD	Washington DC	1963	—	—	0.0%	#DIV/0!	—	—	—	N/A
Southside Marketplace	JV-M2	25%	MD	Baltimore	1990	125,147	31,224	94.7%	94.7%	—	44,264	Shoppers Food Warehouse	$14.29
Takoma Park	JV-M2	25%	MD	Washington DC	1960	106,469	26,564	100.0%	100.0%	—	63,643	Shoppers Food Warehouse	$9.55
Valley Centre	JV-M2	25%	MD	Baltimore	1987	247,312	61,704	97.1%	97.1%	—	—	—	$13.34
Watkins Park Plaza	JV-M2	25%	MD	Washington DC	1985	113,443	28,304	100.0%	100.0%	—	43,205	Safeway	$17.10
Woodmoor Shopping Center	JV-M2	25%	MD	Washington DC	1954	64,682	16,138	96.4%	96.4%	—	—	—	$20.75

			MD			2,304,458	663,253	95.1%	88.9%	99,000	651,713

Twin City Plaza			MA	Boston	2004	281,742	281,742	97.6%	97.6%	—	65,200	Shaw’s, Marshall’s	$15.40

			MA			281,742	281,742	97.6%	97.6%	—	65,200

Allen Street Shopping Center	JV-M2	25%	PA	Allentown- Bethlehem	1958	46,420	11,582	100.0%	100.0%	—	22,075	Ahart Market	$12.97
City Avenue Shopping Center	JV-M2	25%	PA	Philadelphia	1960	158,860	39,636	98.0%	98.0%	—	—	—	$15.79
Gateway Shopping Center			PA	Philadelphia	1960	219,697	219,697	94.2%	94.2%	—	10,610	Trader Joe’s	$21.90
Hershey			PA	None	2000	6,000	6,000	100.0%	100.0%	—	—	—	$27.64
Kenhorst Plaza	JV-M2	25%	PA	Reading	1990	159,150	39,708	95.0%	95.0%	—	52,070	Redner’s Market	$10.59
Mayfair Shopping Center	JV-M2	25%	PA	Philadelphia	1988	112,276	28,013	96.5%	96.5%	—	25,673	Shop ‘N Bag	$14.26
Mercer Square Shopping Center	JV-M2	25%	PA	Philadelphia	1988	91,400	22,804	100.0%	100.0%	—	50,708	Genuardi’s	$17.27
Newtown Square Shopping Center	JV-M2	25%	PA	Philadelphia	1970	146,893	36,650	95.0%	95.0%	—	56,226	Acme Markets	$14.08
Silver Spring Square			PA	Harrisburg	IP Dev	346,657	346,657	21.6%	21.6%	137,271	130,000	Wegmans, (Target)	$10.50
Stefko Boulevard Shopping Center	JV-M2	25%	PA	Allentown- Bethlehem	1976	133,824	33,389	96.2%	96.2%	—	73,000	Valley Farm Market	$7.20
Towamencin Village Square	JV-M2	25%	PA	Philadelphia	1990	122,916	30,668	100.0%	100.0%	—	40,750	Genuardi’s	$15.51
Warwick Square Shopping	JV-M2	25%	PA	Philadelphia	1999	89,680	22,375	92.0%	92.0%	—	50,658	Genuardi’s	$17.08

			PA			1,633,773	837,178	80.5%	65.0%	137,271	511,770

601 King Street	JV-M2	25%	VA	Washington DC	1980	8,349	2,083	93.0%	93.0%	—	—	—	$48.04
Ashburn Farm Market Center			VA	Washington DC	2000	91,905	91,905	100.0%	100.0%	—	48,999	Giant Food	$19.43
Ashburn Farm Village Center	JV-M2	25%	VA	Washington DC	1996	88,897	22,180	100.0%	100.0%	—	57,030	Shoppers Food Warehouse	$13.74
Braemar Shopping Center	JV-RC	25%	VA	Washington DC	2004	96,439	24,110	100.0%	100.0%	—	57,860	Safeway	$17.30
Brafferton Center	JV-M2	25%	VA	Washington DC	1997	94,731	23,635	97.9%	97.9%	—	43,520	Giant Food (Dark)	$12.00
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	63,665	15,916	100.0%	100.0%	—	52,864	Kroger	$9.22

Portfolio Summary Report By Region

June 30, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Centre Ridge Marketplace	JV-M2	25%	VA	Washington DC	1996	104,154	25,986	100.0%	100.0%	-	55,138	Shoppers Food Warehouse	$15.46
Cheshire Station			VA	Washington DC	2000	97,156	97,156	100.0%	100.0%	—	55,163	Safeway	$15.62
Culpeper Colonnade			VA	None	IP Dev	97,785	97,785	35.7%	35.7%	127,307	—	(Target)	N/A
Festival at Manchester Lakes	JV-M2	25%	VA	Washington DC	1990	165,130	41,200	96.7%	96.7%	—	65,000	Shoppers Food Warehouse	$21.05
Fortuna			VA	Washington DC	2004	90,131	90,131	100.0%	100.0%	123,735	66,870	Shoppers Food Warehouse, (Target)	$28.43
Fox Mill Shopping Center	JV-M2	25%	VA	Washington DC	1977	103,269	25,766	100.0%	100.0%	—	49,837	Giant Food	$18.54
Gayton Crossing	JV-M2	25%	VA	Richmond-Petersburg	1983	156,916	39,151	89.2%	89.2%	—	38,408	Ukrop’s	$12.91
Glen Lea Centre	JV-M2	25%	VA	Richmond-Petersburg	1969	78,493	19,584	54.3%	54.3%	—	—	—	$11.35
Greenbriar Town Center	JV-M2	25%	VA	Washington DC	1972	345,935	86,311	100.0%	100.0%	—	62,319	Giant Food	$19.72
Hanover Village	JV-M2	25%	VA	Richmond-Petersburg	1971	96,146	23,988	91.1%	91.1%	—	—	—	$9.46
Hollymead Town Center			VA	Charlottesville	2004	153,742	153,742	93.4%	93.4%	142,500	60,607	Harris Teeter, (Target)	$19.42
Kamp Washington Shopping Center	JV-M2	25%	VA	Washington DC	1960	71,825	17,920	100.0%	100.0%	—	—	—	$30.57
Kings Park Shopping Center	JV-M2	25%	VA	Washington DC	1966	74,703	18,638	100.0%	100.0%	—	28,161	Giant Food	$23.10
Laburnum Park Shopping Center	JV-M2	25%	VA	Richmond-Petersburg	1977	64,992	16,216	97.4%	97.4%	49,000	49,000	(Ukrop’s)	$14.93
Market at Opitz Crossing			VA	Washington DC	2003	149,810	149,810	100.0%	100.0%	—	51,922	Safeway	$14.89
Saratoga Shopping Center	JV-M2	25%	VA	Washington DC	1977	101,587	25,346	95.0%	95.0%	—	39,187	Giant Food	$16.11
Shops at County Center			VA	Washington DC	IP Dev	106,839	106,839	64.0%	64.0%	—	52,409	Harris Teeter	N/A
Signal Hill			VA	Washington DC	2004	95,173	95,173	100.0%	100.0%	—	67,470	Shoppers Food Warehouse	$18.04
Somerset Crossing	JV-M	25%	VA	Washington DC	2002	104,128	26,032	100.0%	100.0%	—	67,045	Shoppers Food Warehouse	$19.81
Statler Square Phase I			VA	None	1996	133,660	133,660	91.4%	91.4%	—	65,003	Kroger	$8.23
Tall Oaks Village Center			VA	Washington DC	1998	71,953	71,953	95.9%	95.9%	—	38,763	Giant Food	$11.81
Town Center at Sterling Shopping Center	JV-M2	25%	VA	Washington DC	1980	190,069	47,422	100.0%	100.0%	—	46,935	Giant Food	$16.48
Village Center at Dulles	JV-C	20%	VA	Washington DC	1991	298,281	59,656	99.8%	99.8%	—	48,424	Shoppers Food Warehouse, Gold’s Gym	$19.34
Village Shopping Center	JV-M2	25%	VA	Richmond-Petersburg	1948	111,177	27,739	96.2%	96.2%	—	45,023	Ukrop’s	$16.45
Willston Centre I	JV-M2	25%	VA	Washington DC	1952	105,376	26,291	99.5%	99.5%	—	—	—	$22.02
Willston Centre II	JV-M2	25%	VA	Washington DC	1986	127,449	31,799	100.0%	100.0%	—	42,491	Safeway	$17.10

			VA			3,739,865	1,735,123	94.4%	91.6%	442,542	1,355,448

Regional Totals						9,092,039	4,083,009	91.8%	85.9%	678,813	2,849,377

Midwest Region
Baker Hill Center	JV-C	20%	IL	Chicago	1998	135,285	27,057	90.0%	90.0%	—	72,397	Dominick’s	$14.83
Brentwood Commons	JV-M2	25%	IL	Chicago	1962	125,585	31,333	88.8%	88.8%	—	64,762	Dominick’s	$11.88
Civic Center Plaza	JV-M2	25%	IL	Chicago	1989	265,024	66,123	97.1%	97.1%	—	87,135	Dominick’s (Dark), Home Depot	$10.41
Deer Grove Center	JV-C	20%	IL	Chicago	1996	214,168	42,834	98.1%	98.1%	117,000	65,816	Dominick’s, Linens-N- Things, (Target)	$12.14
Deer Grove Phase II	JV-C	20%	IL	Chicago	2004	25,188	5,038	80.9%	80.9%	—	—	—	N/A
Frankfort Crossing Shpg Ctr			IL	Chicago	1992	114,534	114,534	96.4%	96.4%	—	64,937	Jewel / OSCO	$13.11
Geneva Crossing	JV-C	20%	IL	Chicago	1997	123,182	24,636	100.0%	100.0%	—	72,385	Dominick’s	$14.65
Heritage Plaza - Chicago	JV-M	25%	IL	Chicago	2005	128,871	32,218	95.5%	95.5%	—	64,922	Jewel / OSCO	$12.14
Heritage Plaza Phase II	JV-M	25%	IL	Chicago	IP Dev	10,117	2,529	0.0%	0.0%	—	—	—	N/A
Hinsdale			IL	Chicago	1986	178,975	178,975	99.4%	99.4%	—	69,540	Dominick’s	$12.52
McHenry Commons Shopping Center	JV-M2	25%	IL	Chicago	1988	100,526	25,081	94.1%	94.1%	—	76,170	Dominick’s	$9.98
Oaks Shopping Center	JV-M2	25%	IL	Chicago	1983	135,007	33,684	91.6%	91.6%	—	63,863	Dominick’s	$14.86
Riverside Sq & River’s Edge	JV-M2	25%	IL	Chicago	1986	169,436	42,274	99.3%	99.3%	—	74,495	Dominick’s	$13.23
Riverview Plaza	JV-M2	25%	IL	Chicago	1981	139,256	34,744	97.8%	97.8%	—	50,094	Dominick’s	$10.98
Shorewood Crossing	JV-C	20%	IL	Chicago	2001	87,705	17,541	100.0%	100.0%	—	65,977	Dominick’s	$14.30
Stearns Crossing	JV-C	20%	IL	Chicago	1999	96,613	19,323	97.1%	97.1%	—	65,613	Dominick’s	$14.37
Stonebrook Plaza Shopping Center	JV-M2	25%	IL	Chicago	1984	95,825	23,908	100.0%	100.0%	—	63,000	Dominick’s	$11.30
Westbrook Commons			IL	Chicago	1984	121,502	121,502	88.4%	88.4%	—	51,304	Dominick’s	$13.14

			IL			2,266,799	843,336	95.4%	95.4%	117,000	1,072,410

Greenwood Springs			IN	Indianapolis	2004	90,735	90,735	78.4%	78.4%	203,091	50,000	Gander Mountain Co., (Wal-Mart Supercenter)	$10.99
Willow Lake Shopping Center	JV-M2	25%	IN	Indianapolis	1987	85,923	21,438	91.4%	91.4%	64,000	64,000	(Kroger)	$16.50
Willow Lake West Shopping Center	JV-M2	25%	IN	Indianapolis	2001	52,961	13,214	86.5%	86.5%	—	10,028	Trader Joe’s	$20.54

			IN			229,619	125,387	85.1%	81.5%	267,091	124,028

Franklin Square	JV-M	25%	KY	Lexington	1988	203,318	50,830	94.4%	94.4%	—	50,499	Kroger	$8.93
Silverlake	JV-M	25%	KY	Cincinnati	1988	99,352	24,838	97.3%	97.3%	—	60,000	Kroger	$9.99

			KY			302,670	75,668	95.3%	95.3%	—	110,499

Fenton Marketplace			MI	Flint	1999	97,224	97,224	98.6%	98.6%	—	53,739	Farmer Jack	$13.04
Independence Square			MI	Detroit	2004	89,083	89,083	96.7%	96.7%	—	60,137	Kroger	$12.17
Waterford Towne Center			MI	Detroit	1998	96,101	96,101	94.4%	94.4%	—	60,202	Kroger	$14.15

			MI			282,408	282,408	96.6%	96.6%	—	174,078

Portfolio Summary Report By Region

June 30, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul	1998	184,841	46,210	95.7%	95.7%	87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$10.12
Colonial Square	JV-M2	25%	MN	Minneapolis-St. Paul	1959	93,200	23,253	100.0%	100.0%	—	43,978	Lund’s	$15.47
Rockford Road Plaza	JV-M2	25%	MN	Minneapolis-St. Paul	1991	205,897	51,371	95.4%	95.4%	—	65,608	Rainbow Foods	$12.05

			MN			483,938	120,835	96.4%	96.4%	87,437	171,322

Beckett Commons			OH	Cincinnati	1995	121,498	121,498	100.0%	100.0%	—	70,815	Kroger	$10.05
Cherry Grove			OH	Cincinnati	1997	195,497	195,497	89.0%	89.0%	—	66,336	Kroger	$10.26
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%	—	59,120	Kroger	$10.21
Hyde Park			OH	Cincinnati	1995	397,893	397,893	95.7%	95.7%	—	169,267	Kroger, Biggs	$13.13
Indian Springs Market Center			OH	Cincinnati	IP Dev	52,605	52,605	100.0%	100.0%	203,000	—	Kohl’s	N/A
Kingsdale Shopping Center			OH	Columbus	1999	266,878	266,878	47.7%	47.7%	—	56,006	Giant Eagle	$14.07
Kroger New Albany Center			OH	Columbus	1999	91,722	91,722	99.3%	99.3%	—	63,805	Kroger	$11.84
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	100.0%	100.0%	90,000	62,000	Kroger, (Home Depot)	$10.44
Park Place Shopping Center			OH	Columbus	1988	106,834	106,834	57.3%	57.3%	—	—	--	$9.96
Regency Commons			OH	Cincinnati	IP Dev	30,770	30,770	49.7%	49.7%	—	—	--	$25.38
Regency Milford Center	JV-MD	25%	OH	Cincinnati	2001	108,923	27,231	97.6%	97.6%	—	65,000	Kroger	$11.56
Shoppes at Mason			OH	Cincinnati	1997	80,800	80,800	100.0%	100.0%	—	56,800	Kroger	$9.96
Wadsworth Crossing			OH	Akron	IP Dev	112,714	112,714	0.0%	0.0%	336,263	—	(Kohl’s), (Lowe’s), (Target)	N/A
Westchester Plaza			OH	Cincinnati	1988	88,182	88,182	98.4%	98.4%	—	66,523	Kroger	$9.76
Windmiller Plaza Phase I			OH	Columbus	1997	141,110	141,110	100.0%	100.0%	—	76,555	Kroger	$8.07
Worthington Park Centre			OH	Columbus	1991	93,095	93,095	92.7%	92.7%	—	52,337	Kroger	$10.07

			OH			2,060,124	1,978,432	82.4%	81.7%	629,263	864,564

Racine Centre Shopping Center	JV-M2	25%	WI	Racine	1988	135,827	33,889	99.1%	99.1%	—	50,979	Piggly Wiggly	$7.85
Whitnall Square Shopping Center	JV-M2	25%	WI	Milwaukee	1989	133,301	33,259	97.9%	97.9%	—	69,090	Pick ‘N’ Save	$7.27

			WI			269,128	67,147	98.5%	98.5%	—	120,069

Regional Totals						5,894,686	3,493,212	90.7%	87.3%	1,100,1791	2,636,970

Pacific Region
4S Commons Town Center			CA	San Diego	IP Dev	264,773	264,773	92.3%	92.3%	—	52,000	Ralph’s
Alameda Bridgeside Shopping Center			CA	Oakland	IP Dev	105,118	105,118	75.3%	75.3%	—	58,600	Nob Hill
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles	2000	96,679	24,170	97.9%	97.9%	142,600	57,560	Albertson’s, (Target)	$23.46
Auburn Village	JV-M2	25%	CA	Sacramento	1990	133,944	33,419	100.0%	100.0%	—	45,540	Bel Air Market	$16.91
Bayhill Shopping Center	JV-M2	25%	CA	San Francisco	1990	121,846	30,401	98.8%	98.8%	—	32,110	Mollie Stone’s Market	$18.37
Bear Creek Phase II			CA	Riverside-San Bernardino	IP Dev	24,175	24,175	95.4%	95.4%	—	—	--	N/A
Bear Creek Village Center	JV-M	25%	CA	Riverside-San Bernardino	2004	75,220	18,805	100.0%	100.0%	—	44,093	Stater Bros.	$21.85
Blossom Valley			CA	San Jose	1990	93,316	93,316	100.0%	100.0%	—	34,208	Safeway	$23.86
Brea Marketplace	JV-M2	25%	CA	Orange County	1987	298,311	74,429	94.1%	94.1%	—	—	Toys “R” Us	$20.21
Campus Marketplace	JV-M	25%	CA	San Diego	2000	144,289	36,072	99.2%	99.2%	—	58,527	Ralph’s	$21.06
Clayton Valley			CA	Oakland	IP Dev	273,739	273,739	62.7%	62.7%	—	—	Yardbirds Home Center	$15.08
Clovis Commons			CA	Fresno	IP Dev	182,185	182,185	73.7%	73.7%	145,653	145,653	(Super Target)	$24.19
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	100.0%	100.0%	—	65,715	Safeway, Orchard Supply & Hardware	$15.50
Costa Verde			CA	San Diego	1988	178,622	178,622	97.0%	97.0%	—	40,000	Albertson’s	$29.14
Diablo Plaza			CA	Oakland	1982	63,214	63,214	100.0%	100.0%	53,000	53,000	(Safeway)	$30.72
El Camino			CA	Los Angeles	1995	135,884	135,884	100.0%	100.0%	—	35,650	Von’s Food & Drug	$18.59
El Cerrito Plaza	JV-MD	25%	CA	San Francisco	2000	256,035	64,009	98.0%	98.0%	66,700	77,888	(Lucky’s), Trader Joe’s	$23.08
El Norte Pkwy Plaza			CA	San Diego	1984	87,990	87,990	100.0%	100.0%	—	42,315	Von’s Food & Drug	$13.25
Encina Grande			CA	Oakland	1965	102,499	102,499	100.0%	100.0%	—	22,500	Safeway	$18.89
Falcon Ridge			CA	Riverside-San Bernardino	2004	236,218	236,218	96.4%	96.4%	123,735	43,718	Stater Bros., (Target)	$17.39
Falcon Ridge Town Center Phase II			CA	Riverside-San Bernardino	IP Dev	66,300	66,300	74.6%	74.6%	—	—	24 Hour Fitness	N/A
Five Points Shopping Center	JV-M2	25%	CA	Santa Barbara	1960	144,553	36,066	100.0%	100.0%	—	35,305	Albertson’s	$21.52
Folsom Prairie City Crossing			CA	Sacramento	1999	93,537	93,537	100.0%	100.0%	—	55,255	Safeway	$20.13
French Valley			CA	Riverside-San Bernardino	IP Dev	114,028	114,028	88.3%	88.3%	—	44,054	Stater Bros.	N/A
Friars Mission			CA	San Diego	1989	146,898	146,898	97.7%	97.7%	—	55,303	Ralph’s	$26.20
Garden Village Shopping Center	JV-M	25%	CA	Los Angeles	2000	112,767	28,192	100.0%	100.0%	—	57,050	Albertson’s	$17.54
Gelson’s Westlake Market Plaza			CA	Ventura	2002	84,975	84,975	98.6%	98.6%	—	37,500	Gelson’s Markets	$17.53
Granada Village	JV-M2	25%	CA	Los Angeles	1965	224,649	56,050	99.3%	99.3%	—	40,198	Ralph’s	$17.25
Hasley Canyon Village			CA	Los Angeles	2003	65,801	65,801	100.0%	100.0%	—	51,800	Ralph’s	$22.74
Heritage Plaza			CA	Orange County	1981	231,582	231,582	100.0%	100.0%	—	44,376	Ralph’s	$24.23
Laguna Niguel Plaza	JV-M2	25%	CA	Orange County	1985	41,943	10,465	90.4%	90.4%	38,917	38,917	(Albertson’s)	$21.54
Lake Forest Village	JV-M2	25%	CA	Orange County	1979	119,741	29,875	98.8%	98.8%	—	38,472	Albertson’s	$17.02
Loehmanns Plaza California			CA	San Jose	1983	113,310	113,310	100.0%	100.0%	53,000	53,000	(Safeway)	$16.63

Portfolio Summary Report By Region

June 30, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Mariposa Shopping Center	JV-M2	25%	CA	San Jose	1957	126,658	31,601	100.0%	100.0%	—	42,896	Safeway	$15.29
Morningside Plaza			CA	Orange County	1996	91,390	91,390	95.6%	95.6%	—	42,630	Stater Bros.	$21.65
Navajo Shopping Center	JV-M2	25%	CA	San Diego	1964	102,138	25,483	100.0%	100.0%	—	44,180	Albertson’s	$12.42
Newland Center			CA	Orange County	1985	149,174	149,174	100.0%	100.0%	—	58,000	Albertson’s	$16.98
Oakbrook Plaza			CA	Ventura	1982	83,279	83,279	100.0%	100.0%	—	43,842	Albertson’s	$14.66
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles	1991	197,166	39,433	97.5%	97.5%	—	28,210	Von’s Food & Drug	$17.85
Plaza Hermosa			CA	Los Angeles	1984	94,940	94,940	100.0%	100.0%	—	36,800	Von’s Food & Drug	$18.94
Pleasant Hill Shopping Center	JV-M2	25%	CA	Oakland	1970	233,679	58,303	99.2%	99.2%	—	—	Target, Toys “R” Us	$11.67
Point Loma Plaza	JV-M2	25%	CA	San Diego	1987	212,796	53,093	96.3%	96.3%	—	50,000	Von’s Food & Drug	$16.70
Powell Street Plaza			CA	Oakland	1987	165,928	165,928	100.0%	100.0%	—	10,122	Trader Joe’s	$22.83
Rancho San Diego Village	JV-M2	25%	CA	San Diego	1981	152,895	38,147	96.7%	96.7%	—	39,777	Von’s Food & Drug	$13.81
Rio Vista Town Center			CA	Riverside-San Bernardino	IP Dev	72,050	72,050	66.9%	66.9%	—	43,887	Stater Bros.	N/A
Rona Plaza			CA	Orange County	1989	51,754	51,754	100.0%	100.0%	—	37,194	Food 4 Less	$15.20
San Leandro			CA	Oakland	1982	50,432	50,432	100.0%	100.0%	38,250	38,250	(Safeway)	$25.90
Santa Ana Downtown			CA	Orange County	1987	100,306	100,306	100.0%	100.0%	—	37,972	Food 4 Less	$18.79
Santa Maria Commons			CA	Santa Barbara	IP Dev	117,363	117,363	79.0%	79.0%	—	—	Kohl’s	N/A
Seal Beach	JV-C	20%	CA	Orange County	IP Dev	102,674	20,535	89.7%	89.7%	—	25,000	Safeway	$11.67
Sequoia Station			CA	San Francisco	1996	103,148	103,148	100.0%	100.0%	62,050	62,050	(Safeway)	$29.81
Shops of Santa Barbara			CA	Santa Barbara	2004	51,568	51,568	96.2%	96.2%	—	—	—	$24.40
Shops of Santa Barbara Phase II			CA	Santa Barbara	IP Dev	69,354	69,354	93.7%	93.7%	—	40,000	Whole Foods	N/A
Silverado Plaza	JV-M2	25%	CA	San Francisco	1974	84,916	21,187	100.0%	100.0%	—	31,833	Nob Hill	$13.27
Snell & Branham Plaza	JV-M2	25%	CA	San Jose	1988	99,349	24,788	100.0%	100.0%	—	52,550	Safeway	$15.33
Soquel Canyon Crossings			CA	Riverside-San Bernardino	IP Dev	39,462	39,462	83.0%	83.0%	—	—	—	N/A
Stanford Ranch Village	JV-M2	25%	CA	Sacramento	1991	89,875	22,424	89.3%	89.3%	—	45,540	Bel Air Market	$16.96
Strawflower Village			CA	San Francisco	1985	78,827	78,827	100.0%	100.0%	—	33,753	Safeway	$18.61
Tassajara Crossing			CA	Oakland	1990	146,188	146,188	100.0%	100.0%	—	56,496	Safeway	$19.57
Twin Oaks Shopping Center	JV-M2	25%	CA	Los Angeles	1978	98,399	24,551	100.0%	100.0%	—	40,775	Ralph’s	$13.45
Twin Peaks			CA	San Diego	1988	198,139	198,139	100.0%	100.0%	—	44,686	Albertson’s, Target	$16.46
Valencia Crossroads			CA	Los Angeles	2003	167,857	167,857	100.0%	100.0%	—	35,000	Whole Foods, Kohl’s	$31.76
Ventura Village			CA	Ventura	1984	76,070	76,070	97.9%	97.9%	—	42,500	Von’s Food & Drug	$15.99
Vine at Castaic			CA	Los Angeles	IP Dev	34,527	34,527	17.8%	17.8%	—	—	—	N/A
Vista Village Phase I			CA	San Diego	2003	129,009	129,009	100.0%	100.0%	165,000	25,000	Sprout’s Markets, Krikorian Theaters, (Lowe’s)	$21.57
Vista Village Phase II			CA	San Diego	2003	55,000	55,000	100.0%	100.0%	—	—	—	N/A
Vista Village IV			CA	San Diego	IP Dev	11,000	11,000	54.5%	54.5%	—	—	—	N/A
West Park Plaza			CA	San Jose	1996	88,103	88,103	100.0%	100.0%	—	24,712	Safeway	$14.10
Westlake Village Plaza and Center			CA	Ventura	1975	190,519	190,519	99.0%	99.0%	—	41,300	Von’s Food & Drug	$21.60
Westridge			CA	Los Angeles	2003	92,287	92,287	98.8%	98.8%	—	50,782	Albertson’s	$24.74
Woodman Van Nuys			CA	Los Angeles	1992	107,614	107,614	100.0%	100.0%	—	77,648	Gigante	$12.99
Woodside Central			CA	San Francisco	1993	80,591	80,591	100.0%	100.0%	113,000	—	(Target)	$19.72
Ygnacio Plaza	JV-M2	25%	CA	Oakland	1968	109,701	27,370	100.0%	100.0%	—	35,068	Albertson’s	$18.08

			CA			8,907,450	6,230,705	95.2%	94.1%	1,001,905	2,778,760

Cherry Park Market	JV-M	25%	OR	Portland	1997	113,518	28,380	93.2%	93.2%	—	55,164	Safeway	$13.38
Greenway Town Center	JV-M2	25%	OR	Portland	1979	93,101	23,229	100.0%	100.0%	—	37,500	Unified Western Grocers	$11.87
Hillsboro Market Center	JV-M	25%	OR	Portland	2000	148,051	37,013	98.1%	98.1%	—	57,370	Albertson’s	$13.81
Murrayhill Marketplace			OR	Portland	1988	149,215	149,215	94.9%	94.9%	—	41,132	Safeway	$14.02
Sherwood Crossroads			OR	Portland	1999	84,267	84,267	100.0%	100.0%	—	55,227	Safeway	$9.47
Sherwood Market Center			OR	Portland	1995	124,257	124,257	96.7%	96.7%	—	49,793	Albertson’s	$16.33
Sunnyside 205			OR	Portland	1988	52,710	52,710	100.0%	100.0%	—	—	—	$20.62
Walker Center			OR	Portland	1987	89,610	89,610	100.0%	100.0%	—	—	Sportmart	$15.00

			OR			854,729	588,680	97.4%	97.6%	—	296,186

Aurora Marketplace	JV-M2	25%	WA	Seattle	1991	106,921	26,677	100.0%	100.0%	—	48,893	Safeway	$15.03
Cascade Plaza	JV-C	20%	WA	Seattle	1999	211,072	42,214	97.9%	97.9%	—	49,440	Safeway	$11.19
Eastgate Plaza	JV-M2	25%	WA	Seattle	1956	78,230	19,518	100.0%	100.0%	—	28,775	Albertson’s	$19.96
Inglewood Plaza			WA	Seattle	1985	17,253	17,253	100.0%	100.0%	—	—	—	$26.84
James Center	JV-M	25%	WA	Tacoma	1999	140,240	35,060	95.7%	95.7%	—	68,273	Fred Myer	$15.71
Orchard Market Center			WA	Portland	2004	51,959	51,959	100.0%	100.0%	—	—	—	$11.58
Orchards Phase II			WA	Portland	IP Dev	119,953	119,953	58.0%	58.0%	—	—	Wallace Theaters	N/A
Overlake Fashion Plaza	JV-M2	25%	WA	Seattle	1987	80,555	20,098	100.0%	100.0%	230,300	—	(Sears)	$20.41
Pine Lake Village			WA	Seattle	1989	102,953	102,953	100.0%	100.0%	—	40,982	Quality Foods	$16.66
Sammamish Highland			WA	Seattle	1992	101,289	101,289	100.0%	100.0%	55,000	55,000	(Safeway)	$20.82

Portfolio Summary Report By Region

June 30, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)		Average Base Rent/Sq. Ft(2)
Southcenter			WA	Seattle	1990	58,282	58,282	100.0%	100.0%	111,900	—	(Target	)	$31.03
Thomas Lake			WA	Seattle	1998	103,872	103,872	100.0%	100.0%	—	50,065	Albertson’s		$14.07

			WA			1,172,579	699,129	94.8%	92.5%	397,200	341,428

Regional Totals						10,934,758	7,518,514	95.4%	94.2%	1,399,105	3,416,374

Southeast Region
Southgate Village Shopping Ctr	JV-M	25%	AL	Birmingham	1988	75,092	18,773	100.0%	100.0%	—	46,733	Publix		$11.07
Trace Crossing			AL	Birmingham	2002	74,131	74,131	95.2%	95.2%	—	51,420	Publix		$11.46
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham	2003	118,466	59,233	67.7%	67.7%	—	44,271	Publix		$11.22

			AL			267,689	152,137	84.4%	85.1%	—	142,424

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	102,342	25,586	98.8%	98.8%	—	48,555	Publix		$10.09
Aventura Shopping Center			FL	Miami	1974	102,876	102,876	89.5%	89.5%	—	35,908	Publix		$16.66
Beneva Village Shops			FL	Sarasota	1987	141,532	141,532	98.6%	98.6%	—	42,112	Publix		$11.26
Berkshire Commons			FL	Naples	1992	106,354	106,354	100.0%	100.0%	—	65,537	Publix		$11.63
Bloomingdale			FL	Tampa	1987	267,736	267,736	99.6%	99.6%	—	39,795	Publix, Wal-Mart, Bealls		$8.45
Boynton Lakes Plaza			FL	West Palm Beach	1993	124,924	124,924	99.4%	99.4%	—	56,000	Winn-Dixie		$11.74
Carriage Gate			FL	Tallahassee	1978	76,783	76,783	100.0%	100.0%	—	—	—		$12.06
Chasewood Plaza			FL	West Palm Beach	1986	155,603	155,603	100.0%	100.0%	—	54,420	Publix		$15.22
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%	62,771	62,771	(Albertson’s), Target		N/A
East Port Plaza			FL	Fort Pierce	1991	235,842	235,842	62.0%	62.0%	—	42,112	Publix		$10.23
East Towne Shopping Center			FL	Orlando	2003	69,841	69,841	100.0%	100.0%	—	44,840	Publix		$13.46
Five Points Plaza	JV-RC	25%	FL	Fort Lauderdale	2001	44,647	11,162	89.9%	89.9%	—	27,887	Publix		$12.30
Fleming Island			FL	Jacksonville	2000	136,662	136,662	96.5%	96.5%	129,807	47,955	Publix, (Target)		$11.94
Garden Square			FL	Miami	1991	90,258	90,258	100.0%	100.0%	—	42,112	Publix		$13.07
Grande Oak			FL	Ft Myers-Cape Coral	2000	78,784	78,784	100.0%	100.0%	—	54,379	Publix		$13.48
Hibernia Plaza - SE Corner			FL	Jacksonville	IP Dev	8,400	8,400	0.0%	0.0%	—	—	—		N/A
Highland Square	JV-M	25%	FL	Jacksonville	1999	262,195	65,549	78.0%	78.0%	—	37,866	Publix		$10.49
John’s Creek Shopping Center			FL	Jacksonville	2004	89,921	89,921	100.0%	100.0%	—	44,840	Publix		$15.55
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%	—	51,420	Publix		$13.18
Kings Crossing Sun City	JV-M	25%	FL	Tampa	1999	75,020	18,755	100.0%	100.0%	—	51,420	Publix		$11.41
Lynnhaven	JV-M	25%	FL	Panama City	2001	63,871	15,968	97.8%	97.8%	—	44,271	Publix		$11.20
Marketplace St Pete			FL	Tampa	1983	90,296	90,296	99.1%	99.1%	—	36,464	Publix		$12.20
Martin Downs Village Center			FL	Fort Pierce	1985	121,946	121,946	99.1%	99.1%	—	—	—		$13.59
Martin Downs Village Shoppes			FL	Fort Pierce	1998	48,907	48,907	93.9%	93.9%	—	—	—		$16.10
Millhopper			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%	—	37,244	Publix		$8.35
Newberry Square			FL	Gainesville	1986	180,524	180,524	95.8%	95.8%	—	39,795	Publix, K-Mart		$7.31
Oakleaf Plaza			FL	Jacksonville	IP Dev	73,602	73,602	62.0%	62.0%	—	46,031	Publix		N/A
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	86,772	21,693	96.6%	96.6%	—	61,171	Publix		$11.56
Ocean Breeze			FL	Fort Pierce	1985	108,209	108,209	95.4%	95.4%	—	36,464	Publix		$10.64
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	100.0%	100.0%	—	51,832	Publix, Burlington Coat Factory, Hobby Lobby		$7.55
Palm Harbor Shopping Village	JV-M	25%	FL	Daytona Beach	1991	172,758	43,190	99.7%	99.7%	—	45,254	Publix		$10.67
Peachland Promenade	JV-M	25%	FL	Punta Gorda	1991	82,082	20,521	97.8%	97.8%	—	48,890	Publix		$10.21
Pebblebrook Plaza	JV-M	25%	FL	Naples	2000	76,767	19,192	100.0%	100.0%	—	61,166	Publix		$12.04
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	100.0%	100.0%	—	37,866	Publix		$12.82
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	96.4%	96.4%	—	44,840	Publix		$15.88
Regency Court			FL	Jacksonville	1992	218,649	218,649	98.5%	98.5%	—	—	Sports Authority		$9.36
Regency Square Brandon			FL	Tampa	1986	345,151	345,151	99.5%	99.5%	66,000	—	AMC Theater, Michaels, (Best Buy)		$13.50
Regency Village	JV-O	50%	FL	Orlando	2002	83,170	41,585	94.2%	94.2%	—	54,379	Publix		$14.44
Shoppes @ 104	JV-M	25%	FL	Miami	1990	108,192	27,048	100.0%	100.0%	—	46,368	Winn-Dixie		$12.30
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	65,065	32,533	96.5%	96.5%	—	44,840	Publix		$17.23
Shoppes at Bartram Park - Phase II	JV-O	50%	FL	Jacksonville	IP Dev	28,345	14,173	92.0%	92.0%	—	—	—		N/A
Shoppes at Bartram Park - Phase III	JV-O	50%	FL	Jacksonville	IP Dev	12,002	6,001	0.0%	0.0%	—	—	—		N/A
Shops at John’s Creek			FL	Jacksonville	IP Dev	15,490	15,490	62.4%	62.4%	—	—	—		$21.44
Shops of San Marco	JV-O	50%	FL	West Palm Beach	2002	96,408	48,204	95.8%	95.8%	—	44,271	Publix		$16.38
Starke			FL	Jacksonville	2000	12,739	12,739	100.0%	100.0%	—	—	—		$23.83
Town Center at Martin Downs			FL	Fort Pierce	1996	64,546	64,546	97.8%	97.8%	—	56,146	Publix		$11.73
Town Square			FL	Tampa	1999	44,380	44,380	100.0%	100.0%	—	—	—		$25.05
Village Center 6			FL	Tampa	1993	181,110	181,110	97.3%	97.3%	—	36,434	Publix		$11.48
Village Commons Shopping Center	JV-M2	25%	FL	West Palm Beach	1986	169,053	42,179	95.9%	95.9%	—	39,975	Publix		$15.51
Vineyard Shopping Center			FL	Tallahassee	2002	62,821	62,821	94.2%	94.2%	—	44,271	Publix		$11.19
Welleby			FL	Fort Lauderdale	1982	109,949	109,949	99.5%	99.5%	—	46,779	Publix		$9.91
Wellington Town Square			FL	West Palm Beach	1982	107,325	107,325	98.8%	98.8%	—	44,840	Publix		$17.03

Portfolio Summary Report By Region

June 30, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Willa Springs Shopping Center			FL	Orlando	2000	89,930	89,930	99.5%	99.5%	—	44,271	Publix	$14.07

			FL			5,766,513	4,563,506	95.0%	95.2%	258,578	1,943,791

Ashford Place			GA	Atlanta	1993	53,450	53,450	97.9%	97.9%	—	—	—	$19.53
Bethesda Walk	JV-M	25%	GA	Atlanta	2003	68,271	17,068	90.6%	90.6%	—	44,271	Publix	$12.14
Briarcliff La Vista			GA	Atlanta	1962	39,203	39,203	100.0%	100.0%	—	—	—	$13.52
Briarcliff Village			GA	Atlanta	1990	187,156	187,156	98.9%	98.9%	—	43,454	Publix	$14.02
Brookwood Village	JV-M	25%	GA	Atlanta	2000	28,774	7,194	79.8%	79.8%	—	—	—	$23.92
Buckhead Court			GA	Atlanta	1984	58,130	58,130	83.2%	83.2%	—	—	—	$15.10
Buckhead Crossing	JV-M	25%	GA	Atlanta	1989	221,874	55,469	98.4%	98.4%	—	—	—	$16.11
Cambridge Square Shopping Ctr			GA	Atlanta	1979	71,475	71,475	97.0%	97.0%	—	40,852	Kroger	$11.38
Chapel Hill			GA	Atlanta	IP Dev	55,400	55,400	0.0%	0.0%	88,713	—	(Kohl’s)
Cobb Center	JV-M	25%	GA	Atlanta	1996	69,547	17,387	97.8%	97.8%	191,006	56,146	Publix, (Rich’s Department Store)	$9.52
Coweta Crossing	JV-M	25%	GA	Atlanta	1994	68,489	17,122	100.0%	100.0%	—	56,077	Publix	$9.80
Cromwell Square			GA	Atlanta	1990	70,283	70,283	91.5%	91.5%	—	—	—	$10.25
Delk Spectrum			GA	Atlanta	1991	100,539	100,539	100.0%	100.0%	—	45,044	Publix	$16.60
Dunwoody Hall			GA	Atlanta	1986	89,351	89,351	100.0%	100.0%	—	44,271	Publix	$14.04
Dunwoody Village			GA	Atlanta	1975	120,598	120,598	90.1%	90.1%	—	18,400	Fresh Market	$16.32
Howell Mill Village	JV-M	25%	GA	Atlanta	1984	97,990	24,498	96.0%	96.0%	—	31,000	Publix	$14.93
Lindbergh Crossing	JV-M	25%	GA	Atlanta	1998	27,059	6,765	100.0%	100.0%	—	—	—	$22.25
Loehmanns Plaza Georgia			GA	Atlanta	1986	137,601	137,601	76.4%	76.4%	—	—	—	$16.83
Northlake Promenade	JV-M	25%	GA	Atlanta	1986	25,394	6,349	90.7%	90.7%	—	—	—	$17.51
Orchard Square	JV-M	25%	GA	Atlanta	1987	93,222	23,306	98.3%	98.3%	—	44,271	Publix	$10.82
Paces Ferry Plaza			GA	Atlanta	1987	61,696	61,696	93.5%	93.5%	—	—	—	$28.71
Peachtree Parkway Plaza	JV-M	25%	GA	Atlanta	2001	95,509	23,877	94.0%	94.0%	—	—	—	$11.76
Powers Ferry Kroger	JV-M	25%	GA	Atlanta	1983	45,528	11,382	100.0%	100.0%	—	45,528	Kroger	$6.60
Powers Ferry Square			GA	Atlanta	1987	97,708	97,708	100.0%	100.0%	—	—	—	$20.13
Powers Ferry Village			GA	Atlanta	1994	78,996	78,996	99.9%	99.9%	—	47,955	Publix	$8.30
Rivermont Station			GA	Atlanta	1996	90,267	90,267	98.2%	98.2%	—	58,261	Kroger	$16.12
Rose Creek	JV-M	25%	GA	Atlanta	1993	69,790	17,448	96.7%	96.7%	—	56,077	Publix	$9.96
Roswell Crossing	JV-M	25%	GA	Atlanta	1999	201,979	50,495	88.3%	88.3%	—	—	Pike Nursery	$13.34
Russell Ridge			GA	Atlanta	1995	98,559	98,559	91.6%	91.6%	—	63,296	Kroger	$11.36
Thomas Crossroads	JV-M	25%	GA	Atlanta	1995	84,928	21,232	97.9%	97.9%	—	54,498	Kroger	$10.98
Trowbridge Crossing	JV-M	25%	GA	Atlanta	1998	62,558	15,640	100.0%	100.0%	—	37,888	Publix	$10.29
Woodstock Crossing	JV-M	25%	GA	Atlanta	1994	66,122	16,531	100.0%	100.0%	—	54,322	Kroger	$9.47

			GA			2,737,446	1,742,171	92.9%	91.4%	279,719	841,611

Bent Tree Plaza	JV-M	25%	NC	Raleigh	1994	79,503	19,876	98.5%	98.5%	—	54,153	Kroger	$11.29
Cameron Village	JV-CCV	30%	NC	Raleigh	1949	635,918	190,775	88.1%	88.1%	—	79,830	Harris Teeter, Fresh Market	$14.36
Carmel Commons			NC	Charlotte	1979	132,651	132,651	90.0%	90.0%	—	14,300	Fresh Market	$14.73
Fuquay Crossing	JV-RC	25%	NC	Raleigh	2002	124,774	31,194	95.4%	95.4%	—	46,478	Kroger	$9.49
Garner			NC	Raleigh	1998	221,776	221,776	98.3%	98.3%	273,000	57,590	Kroger, (Home Depot), (Target)	$12.19
Glenwood Village			NC	Raleigh	1983	42,864	42,864	90.5%	90.5%	—	27,764	Harris Teeter	$12.18
Greystone Village	JV-M	25%	NC	Raleigh	1986	85,665	21,416	97.0%	97.0%	—	35,700	Food Lion	$11.64
Jetton Village	JV-RC	25%	NC	Charlotte	1998	70,097	17,524	81.5%	81.5%	—	46,760	Harris Teeter	$14.16
Kernersville Plaza			NC	Greensboro	1997	72,590	72,590	96.7%	96.7%	—	57,590	Harris Teeter	$10.11
Lake Pine Plaza			NC	Raleigh	1997	87,691	87,691	95.2%	95.2%	—	57,590	Kroger	$11.06
Maynard Crossing			NC	Raleigh	1997	122,782	122,782	90.9%	90.9%	—	55,973	Kroger	$14.19
Shoppes of Kildaire	JV-M2	25%	NC	Raleigh	1986	148,204	36,977	55.9%	55.9%	—	—	—	$14.07
Southpoint Crossing			NC	Raleigh	1998	103,128	103,128	98.6%	98.6%	—	59,160	Kroger	$15.47
Woodcroft Shopping Center			NC	Raleigh	1984	89,833	89,833	100.0%	100.0%	—	40,832	Food Lion	$11.27

			NC			2,017,476	1,191,077	89.9%	92.9%	273,000	633,720

Fairview Market	JV-M	25%	SC	Greenville	1998	53,888	13,472	90.8%	90.8%	—	37,888	Publix	$10.14
Merchants Village	JV-M	25%	SC	Charleston	1997	79,724	19,931	100.0%	100.0%	—	37,888	Publix	$11.94
Murray Landing			SC	Columbia	2003	64,359	64,359	95.6%	95.6%	—	44,840	Publix	$12.03
North Pointe	JV-M	25%	SC	Columbia	1996	64,257	16,064	100.0%	100.0%	—	47,955	Publix	$9.29
Pelham Commons			SC	Greenville	2003	76,541	76,541	90.5%	90.5%	—	44,271	Publix	$12.79
Poplar Springs	JV-M	25%	SC	Greenville	1995	64,038	16,010	98.2%	98.2%	—	47,955	Publix	$9.72
Queensborough	JV-O	50%	SC	Charleston	1993	82,333	41,167	100.0%	100.0%	—	65,796	Publix	$9.70
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	36,887	9,222	94.3%	94.3%	—	27,887	Publix	$14.35

			SC			522,027	256,765	96.5%	95.3%	—	354,480

Dickson TN			TN	None	1998	10,908	10,908	100.0%	100.0%	—	—	—	$20.35
Harding Place			TN	Nashville	2004	4,849	4,849	62.3%	62.3%	177,000	—	(Wal-Mart)	$18.00

Portfolio Summary Report By Region

June 30, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Harpeth Village Fieldstone			TN	Nashville	1998	70,091	70,091	100.0%	100.0%	-	55,377	Publix	$12.71
Lebanon Center			TN	Nashville	IP Dev	63,802	63,802	71.5%	71.5%	—	45,600	Publix	N/A
Nashboro			TN	Nashville	1998	86,811	86,811	94.9%	94.9%	—	61,224	Kroger	$9.96
Northlake Village I & II			TN	Nashville	1988	141,685	141,685	96.8%	96.8%	—	64,537	Kroger	$10.93
Peartree Village			TN	Nashville	1997	109,904	109,904	100.0%	100.0%	—	60,647	Harris Teeter	$16.89

			TN			488,050	488,050	94.1%	94.1%	177,000	287,385

Regional Totals						11,99,201	8,393,705	93.4%	93.8%	988,297	4,203,411

Southwest Region
Anthem Marketplace			AZ	Phoenix	2000	113,292	113,292	98.8%	98.8%	—	55,256	Safeway	$15.91
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix	1999	107,647	21,529	100.0%	100.0%	—	55,403	Safeway	$14.09
Pima Crossing			AZ	Phoenix	1996	239,438	239,438	100.0%	100.0%	—	—	Chez Antiques	$15.04
Shops at Arizonia			AZ	Phoenix	2000	35,710	35,710	91.4%	91.4%	—	—	—	$17.64

			AZ			496,087	409,969	99.1%	98.9%	—	110,659

Applewood Shopping Center	JV-M2	25%	CO	Denver	1956	375,622	93,718	94.1%	94.1%	—	71,074	King Soopers, Wal-Mart	$9.04
Arapahoe Village	JV-M2	25%	CO	Boulder	1957	159,237	39,730	92.2%	92.2%	—	43,500	Safeway	$16.14
Belleview Square			CO	Denver	1978	117,085	117,085	99.0%	99.0%	—	65,104	King Soopers	$13.63
Boulevard Center			CO	Denver	1986	88,512	88,512	96.3%	96.3%	52,700	52,700	(Safeway)	$20.87
Buckley Square			CO	Denver	1978	111,146	111,146	97.7%	97.7%	—	62,400	King Soopers	$8.60
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	148,575	37,144	98.0%	98.0%	125,000	58,374	Safeway, (Target)	$13.75
Cherrywood Square	JV-M2	25%	CO	Denver	1978	86,161	21,497	98.1%	98.1%	—	51,640	King Soopers	$10.17
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	89,893	22,473	100.0%	100.0%	—	69,913	King Soopers	$10.88
Crossroads Commons	JV-C	20%	CO	Boulder	1986	144,288	28,858	91.8%	91.8%	—	40,846	Whole Foods	$15.32
Falcon Marketplace			CO	Colorado Springs	IP Dev	22,920	22,920	0.0%	0.0%	184,305	50,000	(Wal-Mart)	N/A
Fort Collins Center			CO	Fort Collins- Loveland	2005	99,359	99,359	0.0%	0.0%	—	—	JC Penney	N/A
Hilltop Village	JV-M3	25%	CO	Denver	2003	100,028	25,007	94.6%	94.6%	—	66,000	King Soopers	$22.43
Leetsdale Marketplace			CO	Denver	1993	119,916	119,916	92.7%	92.7%	—	62,600	Safeway	$12.70
Littleton Square			CO	Denver	1997	94,257	94,257	100.0%	100.0%	—	49,751	King Soopers	$12.05
Lloyd King Center			CO	Denver	1998	83,326	83,326	98.4%	98.4%	—	61,040	King Soopers	$11.42
Longmont Center			CO	Boulder	2005	—	—	0.0%	0.0%	—	—	—	N/A
Loveland Shopping Center			CO	Fort Collins- Loveland	IP Dev	93,142	93,142	44.7%	44.7%	—	—	Murdoch’s Ranch	N/A
Marketplace at Briargate			CO	Colorado Springs	IP Dev	29,160	29,160	0.0%	0.0%	—	66,000	King Soopers	N/A
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%	—	69,913	King Soopers	$10.37
New Windsor Marketplace			CO	Greeley	2003	95,877	95,877	95.6%	95.6%	—	66,507	King Soopers	$18.83
Ralston Square Shopping Center	JV-M2	25%	CO	Denver	1977	82,750	20,646	96.7%	96.7%	—	55,311	King Soopers	$9.09
Stroh Ranch			CO	Denver	1998	93,436	93,436	98.5%	98.5%	—	69,719	King Soopers	$12.01
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	92.4%	92.4%	—	69,716	King Soopers	$14.31

			CO			2,436,186	1,538,704	92.0%	90.3%	362,005	1,202,108

Anthem Highland Shopping Center			NV	Las Vegas	IP Dev	119,313	119,313	82.5%	82.5%	—	53,963	Albertson’s

			NV			119,313	119,313	82.5%	82.5%	—	53,963

Alden Bridge			TX	Houston	1998	138,953	138,953	96.8%	96.8%	—	67,768	Kroger	$16.50
Atascocita Center			TX	Houston	2003	97,240	97,240	80.9%	80.9%	—	62,680	Kroger	$9.35
Bethany Park Place			TX	Dallas	1998	74,066	74,066	91.7%	91.7%	—	58,374	Kroger	$11.74
Casa Linda Plaza			TX	Dallas	1997	324,640	324,640	81.0%	81.0%	—	59,561	Albertson’s	$11.85
Cochran’s Crossing			TX	Houston	1994	138,192	138,192	94.5%	94.5%	—	63,449	Kroger	$15.39
Cooper Street			TX	Fort Worth	1992	133,196	133,196	98.5%	98.5%	102,950	—	(Home Depot)	$11.32
First Colony Marketplace	JV-M2	25%	TX	Houston	1993	111,675	27,863	97.3%	97.3%	—	68,150	Randall’s Food	$9.81
Fort Bend Center			TX	Houston	2000	30,164	30,164	79.0%	79.0%	67,106	67,106	(Kroger)	$16.17
Hancock			TX	Austin	1998	410,438	410,438	97.9%	97.9%	—	90,217	H.E.B., Sears	$10.51
Hebron Park	JV-M	25%	TX	Dallas	1999	46,800	11,700	100.0%	100.0%	62,322	62,322	(Albertson’s)	$17.51
Hillcrest Village			TX	Dallas	1991	14,530	14,530	100.0%	100.0%	—	—	—	$33.53
Highland Village			TX	Dallas	IP Dev	355,327	355,327	44.9%	44.9%	—	—	AMC Theater, Barnes & Noble	N/A
Indian Springs Center	JV-O	50%	TX	Houston	2003	136,625	68,313	100.0%	100.0%	—	79,000	H.E.B.	$17.95
Keller Town Center			TX	Fort Worth	1999	114,937	114,937	96.3%	96.3%	—	63,631	Tom Thumb	$13.66
Kleinwood Center			TX	Houston	2003	155,463	155,463	89.7%	89.7%	—	78,348	H.E.B.	$16.63
Kleinwood Center II			TX	Houston	IP Dev	45,001	45,001	100.0%	100.0%	—	—	LA Fitness	N/A
Lebanon/Legacy Center			TX	Dallas	2002	56,674	56,674	100.0%	100.0%	62,804	62,804	(Albertson’s)	$20.42
Main Street Center			TX	Dallas	2002	42,754	42,754	83.2%	83.2%	62,322	62,322	(Albertson’s)	$20.14
Market at Preston Forest			TX	Dallas	1990	91,624	91,624	96.9%	96.9%	—	51,818	Tom Thumb	$15.35
Market at Round Rock			TX	Austin	1987	123,046	123,046	93.8%	93.8%	—	63,800	Albertson’s	$11.87
Memorial Collection Shopping Center	JV-M2	25%	TX	Houston	1974	103,330	25,781	100.0%	100.0%	—	53,993	Randall’s Food	$14.32
Mockingbird Common			TX	Dallas	1987	120,321	120,321	94.3%	94.3%	—	48,525	Tom Thumb	$13.97

Portfolio Summary Report By Region

June 30, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
North Hills			TX	Austin	1995	144,019	144,019	97.1%	97.1%	-	60,465	H.E.B.	$17.52
Panther Creek			TX	Houston	1994	165,560	165,560	100.0%	100.0%	—	65,800	Randall’s Food	$15.07
Preston Park			TX	Dallas	1985	273,396	273,396	80.9%	80.9%	—	52,688	Tom Thumb	$23.88
Prestonbrook			TX	Dallas	1998	91,274	91,274	97.0%	97.0%	—	63,373	Kroger	$13.25
Prestonwood Park			TX	Dallas	1999	101,167	101,167	66.7%	66.7%	62,322	62,322	(Albertson’s)	$21.55
Rockwall Town Center			TX	Dallas	IP Dev	46,409	46,409	63.1%	63.1%	57,017	57,017	(Kroger)	$22.43
Shiloh Springs			TX	Dallas	1998	110,040	110,040	100.0%	100.0%	—	60,932	Kroger	$13.97
Signature Plaza			TX	Dallas	2004	32,415	32,415	93.3%	93.3%	61,962	61,962	(Kroger)	$24.15
South Shore			TX	Houston	IP Dev	27,923	27,923	16.5%	16.5%	81,470	81,470	(Kroger)	N/A
Spring West Center			TX	Houston	IP Dev	144,060	144,060	79.7%	79.7%	—	109,121	H.E.B.	$10.97
Sterling Ridge			TX	Houston	2000	128,643	128,643	100.0%	100.0%	—	63,373	Kroger	$17.52
Sweetwater Plaza	JV-C	20%	TX	Houston	2000	134,045	26,809	96.9%	96.9%	—	65,241	Kroger	$15.22
Trophy Club			TX	Fort Worth	1999	106,507	106,507	85.6%	85.6%	—	63,654	Tom Thumb	$12.80
Valley Ranch Centre			TX	Dallas	1997	117,187	117,187	88.2%	88.2%	—	55,750	Tom Thumb	$13.19
Weslayan Plaza East	JV-M2	25%	TX	Houston	1969	174,192	43,461	100.0%	100.0%	—	—	—	$12.90
Weslayan Plaza West	JV-M2	25%	TX	Houston	1969	185,069	46,175	91.8%	91.8%	—	51,960	Randall’s Food	$14.27
Westheimer Marketplace	JV-M2	25%	TX	Houston	1993	135,936	33,916	80.3%	80.3%	—	68,150	Randall’s Food (Dark)	$9.58
Woodway Collection	JV-M2	25%	TX	Houston	1974	111,005	27,696	96.4%	96.4%	—	56,596	Randall’s Food	$14.63

			TX			5,093,843	4,266,879	88.2%	86.8%	620,275	2,263,742

Regional Totals						8,145,429	6,334,865	89.9%	88.4%	982,280	3,630,472

Regency Centers Total						45,866,113	29,823,305	92.6%	90.9%	5,149,286	16,736,604

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.
(2)	Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:	Joint Venture with Oregon
JV-C2:	Joint Venture with Oregon
JV-CCV:	Joint Venture with Oregon
JV-RC:	Joint Venture with CalSTRS
JV-M:	Joint Venture with Macquarie
JV-MD:	Joint Venture with Macquarie
JV-M2:	Joint Venture with Macquarie
JV-M3:	Joint Venture with Macquarie
JV-O:	Other, single property joint venture

Significant Tenant Rents - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

June 30, 2006

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,943,635	9.87%	$27,208,751	6.87%	63	19
Publix	1,900,312	6.37%	16,545,985	4.18%	63	30
Safeway	1,756,931	5.89%	16,273,162	4.11%	62	36
SuperValu	1,075,906	3.61%	11,624,250	2.93%	35	20
Blockbuster Video	356,179	1.19%	7,359,651	1.86%	94	41
H.E.B.	380,228	1.27%	4,497,612	1.13%	5	1
CVS	282,376	0.95%	4,026,431	1.02%	43	23
Harris Teeter	289,607	0.97%	3,610,686	0.91%	7	2
TJX Companies	344,164	1.15%	3,352,064	0.85%	22	13
Walgreens	196,874	0.66%	3,263,387	0.82%	20	7
Washington Mutual Bank	108,514	0.36%	3,121,921	0.79%	43	14
Ahold	229,143	0.77%	2,970,268	0.75%	11	8
Starbucks	94,452	0.32%	2,814,108	0.71%	86	35
Sears Holding	477,104	1.60%	2,802,464	0.71%	19	11
Hallmark	167,011	0.56%	2,721,161	0.69%	62	33
Petco	149,763	0.50%	2,470,746	0.62%	18	9
Hollywood Video	117,070	0.39%	2,452,722	0.62%	34	18
PetSmart	156,057	0.52%	2,363,007	0.60%	11	6
Subway	89,305	0.30%	2,311,724	0.58%	108	54
The UPS Store	99,619	0.33%	2,273,280	0.57%	109	50
Long’s Drugs	220,936	0.74%	2,239,023	0.56%	15	7
Bank of America	60,818	0.20%	2,180,432	0.55%	33	17
Ross Dress For Less	164,875	0.55%	2,145,570	0.54%	14	11

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$147,531
Kroger Total	40,900
Supervalu Total	10,000

GLA owned and occupied by the anchor not included above:		# of Tenant-Owned Stores	# of Stores including Tenant- Owned
Safeway	326,475	7	69
Kroger	283,523	5	68
Sears Holding	57,435	1	20
Publix	62,771	1	64
CVS	25,584	1	44
Supervalu	9,710	1	36

	765,498

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated joint ventures.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.

Significant Tenant Rents - Wholly-Owned and 100% of Joint Ventures

June 30, 2006

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	3,749,749	8.18%	$33,233,548	5.37%	63	19
Safeway	3,316,199	7.23%	32,328,155	5.22%	62	36
Publix	2,882,987	6.29%	25,078,568	4.05%	63	30
SuperValu	1,836,515	4.00%	19,409,470	3.14%	35	20
Blockbuster Video	526,472	1.15%	10,967,400	1.77%	94	41
CVS	472,273	1.03%	7,005,083	1.13%	43	23
TJX Companies	610,227	1.33%	6,072,810	0.98%	22	13
Ross Dress For Less	406,887	0.89%	5,222,599	0.84%	14	11
Ahold	482,471	1.05%	5,076,015	0.82%	11	8
H.E.B.	419,728	0.92%	5,047,612	0.82%	5	1
Harris Teeter	368,777	0.80%	4,457,593	0.72%	7	2
Walgreens	264,167	0.58%	4,361,213	0.70%	20	7
Hallmark	272,222	0.59%	4,336,562	0.70%	62	33
Petco	249,990	0.55%	4,321,392	0.70%	18	9
Washington Mutual Bank	149,828	0.33%	4,265,918	0.69%	43	14
Hollywood Video	203,889	0.44%	4,206,127	0.68%	34	18
Sears Holding	650,802	1.42%	4,196,312	0.68%	19	11
Starbucks	136,081	0.30%	4,053,515	0.65%	86	35
Rite Aid	313,382	0.68%	3,688,597	0.60%	21	16
Long’s Drugs	340,948	0.74%	3,653,225	0.59%	15	7
Bank of America	90,489	0.20%	3,650,914	0.59%	33	17
Subway	145,422	0.32%	3,646,007	0.59%	108	54
PetSmart	251,015	0.55%	3,585,824	0.58%	11	6
The UPS Store	151,560	0.33%	3,420,227	0.55%	109	50
24 Hour Fitness	189,403	0.41%	3,152,075	0.51%	6	3

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$430,002
Kroger Total	73,599
Supervalu Total	39,999

GLA owned and occupied by the anchor not included above:		# of Tenant-Owned Stores	# of Stores including Tenant- Owned
Safeway	364,000	7	69
Kroger	331,555	5	68
Sears Holding	230,200	1	20
Publix	62,771	1	64
Supervalu	38,917	1	36
CVS	25,584	1	44

	1,053,027

(1)	GLA includes 100% of the GLA in unconsolidated joint ventures.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated joint ventures.

Tenant Lease Expirations

June 30, 2006

All Tenants
		Regency’s Pro-Rata Share				JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro- Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	389,677	1.6%	$6,334,922	1.7%	$16.26	578,248	1.4%	$9,789,580	1.6%
2006	693,171	2.8%	13,522,790	3.6%	$19.51	1,111,076	2.8%	21,306,137	3.6%
2007	2,771,666	11.0%	46,821,744	12.4%	$16.89	4,582,113	11.4%	76,253,398	12.7%
2008	2,630,389	10.5%	44,432,102	11.8%	$16.89	4,366,903	10.9%	70,296,666	11.7%
2009	2,687,605	10.7%	47,283,328	12.5%	$17.59	4,331,744	10.8%	74,246,051	12.4%
2010	2,472,407	9.8%	43,939,768	11.6%	$17.77	3,903,153	9.7%	66,578,224	11.1%
2011	2,327,857	9.3%	35,297,649	9.3%	$15.16	3,545,281	8.8%	55,715,781	9.3%
2012	1,114,010	4.4%	15,883,946	4.2%	$14.26	1,972,549	4.9%	29,515,405	4.9%
2013	775,797	3.1%	11,955,658	3.2%	$15.41	1,554,247	3.9%	21,796,548	3.6%
2014	755,673	3.0%	10,866,679	2.9%	$14.38	1,401,566	3.5%	19,367,827	3.2%
2015	761,990	3.0%	12,519,566	3.3%	$16.43	1,474,574	3.7%	22,714,035	3.8%

10 Year Total	17,380,242	69.2%	288,858,152	76.5%	$16.62	28,821,454	71.7%	467,579,652	78.1%

Thereafter	7,738,997	30.8%	88,737,770	23.5%	$11.47	11,397,305	28.3%	131,343,640	21.9%

	25,119,239	100.0%	$377,595,922	100.0%	$15.03	40,218,759	100.0%	$598,923,292	100.0%

Anchor Tenants
		Regency’s Pro-Rata Share				JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	80,452	0.6%	$863,997	0.7%	$10.74	80,452	0.4%	$863,997	0.4%
2006	72,466	0.5%	636,281	0.5%	$8.78	121,234	0.6%	1,123,295	0.6%
2007	711,745	5.4%	5,425,800	4.4%	$7.62	1,220,574	5.8%	9,570,956	4.8%
2008	655,504	5.0%	4,457,085	3.6%	$6.80	1,243,512	5.9%	9,085,998	4.6%
2009	748,279	5.7%	6,759,991	5.4%	$9.03	1,246,472	5.9%	11,599,477	5.8%
2010	746,068	5.7%	6,152,170	5.0%	$8.25	1,257,798	6.0%	9,885,413	5.0%
2011	1,069,592	8.1%	7,902,454	6.4%	$7.39	1,507,800	7.2%	12,242,642	6.1%
2012	713,793	5.4%	6,948,020	5.6%	$9.73	1,220,079	5.8%	12,463,695	6.2%
2013	356,282	2.7%	3,121,420	2.5%	$8.76	868,304	4.1%	7,305,507	3.7%
2014	426,455	3.2%	3,646,639	2.9%	$8.55	842,546	4.0%	7,374,077	3.7%
2015	463,988	3.5%	5,048,224	4.1%	$10.88	997,074	4.7%	10,491,509	5.3%

10 Year Total	6,044,625	45.8%	50,962,082	41.0%	$8.43	10,605,845	50.3%	92,006,566	46.1%

Thereafter	7,157,625	54.2%	73,276,434	59.0%	$10.24	10,464,060	49.7%	107,488,343	53.9%

	13,202,250	100.0%	$124,238,516	100.0%	$9.41	21,069,905	100.0%	$199,494,909	100.0%

Reflects In Place Leases as of June 30, 2006, Assuming That No Tenants Exercise Renewal Options

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Tenant Lease Expirations

June 30, 2006

Inline Tenants
		Regency’s Pro-Rata Share				JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	309,225	2.6%	$5,470,926	2.2%	$17.69	497,796	2.6%	$8,925,583	2.2%
2006	620,705	5.2%	12,886,509	5.1%	$20.76	989,842	5.2%	20,182,842	5.1%
2007	2,059,921	17.3%	41,395,944	16.3%	$20.10	3,361,539	17.6%	66,682,442	16.7%
2008	1,974,885	16.6%	39,975,016	15.8%	$20.24	3,123,391	16.3%	61,210,668	15.3%
2009	1,939,326	16.3%	40,523,337	16.0%	$20.90	3,085,272	16.1%	62,646,574	15.7%
2010	1,726,338	14.5%	37,787,599	14.9%	$21.89	2,645,355	13.8%	56,692,811	14.2%
2011	1,258,265	10.6%	27,395,195	10.8%	$21.77	2,037,481	10.6%	43,473,139	10.9%
2012	400,217	3.4%	8,935,925	3.5%	$22.33	752,470	3.9%	17,051,710	4.3%
2013	419,516	3.5%	8,834,238	3.5%	$21.06	685,943	3.6%	14,491,041	3.6%
2014	329,218	2.8%	7,220,041	2.8%	$21.93	559,020	2.9%	11,993,750	3.0%
2015	298,001	2.5%	7,471,342	2.9%	$25.07	477,500	2.5%	12,222,526	3.1%

10 Year Total	11,335,616	95.1%	237,896,071	93.9%	$20.99	18,215,609	95.1%	375,573,086	94.0%
Thereafter	581,372	4.9%	15,461,336	6.1%	$26.59	933,245	4.9%	23,855,297	6.0%

	11,916,988	100.0%	$253,357,407	100.0%	$21.26	19,148,854	100.0%	$399,428,383	100.0%

Reflects In Place Leases as of June 30, 2006, Assuming That No Tenants Exercise Renewal Options

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

June 30, 2006

	Annual		Quarterly
($000s except per share numbers)	2005A	2006E	1Q06A	2Q06E	3Q06E	4Q06E
FFO / Share (for actuals please see related press release)		$3.78 -$3.86			$0.85 - $0.92
Operating Portfolio — Wholly-owned and Regency’s pro-rata share of joint ventures
Occupancy	95.2%	95.3%	95.1%	95.4%
Same store growth	3.1%	3.25% - 3.5%	3.8%	3.1%
Rental rate growth	10.6%	8% - 12%	10.6%	16.2%
Percentage Rent — Consolidated Only	$4,582	$3,500 - $4,000	$450	$535
Recovery Rate — Consolidated Only	80.6%	79% - 81%	82.8%	78.0%

Investment Activity
Acquisitions - consolidated	$0	$63,100 - $100,000	$0	$63,100	$0
Cap rate		6.2%	0.0%	6.2%	0.0%

Acquisitions - unconsolidated (gross $)	$2,791,205	$100,000 - $200,000	$25,950	$0	$25,777
Cap rate	6.2%	6.0% - 7.1%	6.3%	0.0%	7.1%
REG % ownership	35%	25%	25%	0%	25%

Dispositions - op. properties (REG Pro-Rata)	$138,300	$400,000 - $500,000	$353,008	$1,921
Cap rate (average)	7.5%	6.75% - 7.25%	6.4%	10.2%

Development starts	$385,250	$300,000 - $500,000	$0	$53,554
Development stabilizations - net costs	$295,441	$212,000 - $252,000	$0	$31,639
NOI yield on stabilizations (net dev costs)	11.1%	9.5% - 10.0%		9.9%
Development stabilizations - total costs after outparcel allocation	$342,378	$224,000 - $270,000	$0	$31,714
NOI yield on costs after outparcel allocation	9.8%	9.0% - 9.5%		9.8%
Transaction profits net of taxes	$37,629	$45,700 - $50,700	$4,170	$12,013
Minority share of transaction profits	$0	-$4,669	$0	-$4,669
Third party fees and commissions	$28,019	$28,000 - $30,000	$7,260	$12,141

Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs	48.9%	< 50%
Unsecured/secured debt offerings	$350,000
— interest rate	5.25%
— interest rate after hedge settlement	5.48%

	1Q06	2Q06
Net Asset Valuation Guidance
Expansion land and outparcels available
— estimated market value	$58,464	$39,532
NOI from CIP properties	$898	$1,302
NOI from leases signed but not yet rent-paying in stabilized developments	$154	$540
Straight-line rent receivable	$26,403	$27,110

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO Guidance to Net Income

June 30, 2006

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended September 30, 2006		Full Year 2006
Net income for common stockholders	$0.44	0.51	$2.73	2.81
Add (less):
Depreciation expense and amortization	0.49	0.49	1.89	1.89
Loss (gain) on sale of operating properties	(0.08)	(0.08)	(0.84)	(0.84)

Funds From Operations	$0.85	0.92	$3.78	3.86

Weighted average shares (000’s)	69,498		69,348

Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company’s taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.